SCHEDULE 14A
     Proxy Statement Pursuant to Section 14(a) of the Securities
                      Act of 1934 (Amendment No. )

Filed by the registrant X

Filed by a party other than the registrant ___

Check the appropriate box:
( ) Preliminary proxy statement
( ) Definitive proxy statement
(X) Definitive additional materials
( ) Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      BRANDAID MARKETING CORPORATION
            ------------------------------------------------
           (Name of Registrant as Specified in its Charter)

                      BRANDAID MARKETING CORPORATION
            ------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

                            not applicable
                            --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 ( )  No fee required
 ( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
      and O-11

 (1) Title of each class of securities to which transaction applies:__________________________________________________________
 (2) Aggregate number of securities to which transaction applies:__________________________________________________________
 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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 ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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  (4) Date Filed: _________________________________________________

ITEM 14

Material Incorporated by Reference in Schedule 14a filed on February 25, 2002:

Report on Form 10-KSB for the Year
Ended December 31, 2000.                      Page    3

Report on Form 10-QSB for the Quarter
Ended September 30, 2000.                     Page   51

Report on Form 8-K-Pro-Forma Data             Page   91


By order of the Board of Directors,


/s/Paul Sloan
Chairman and Secretary           DATE: February 25, 2002

                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                       __________________________

                               FORM 10-K

            ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

For fiscal year ended                    Commission File Number: 0-28772
December 31, 1999

                        SALIENT CYBERTECH, INC.
         (Exact name of registrant as specified in its charter)

DELAWARE                                                 35-1990559____
(State or other jurisdiction of                         (I.R.S.
incorporation or organization)                 Employer Identification Number)

1715 Stickney Point Rd., Suite A-12, Sarasota FL         34231
     (Address of principal executive offices)          (Zip Code)

Company's telephone number, including area code:        (941) 349-6583

Securities registered pursuant to Section 12 (b) of the Act:: None.

Securities registered pursuant to Section 12 (g) of the Act:: Common Stock,
                                                              $.001 par value
                                                              per share
                                                              Preferred Stock,
                                                              $.001 par value
                                                              per share
                                                             (Title or class)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the
registrant was required to file such reports), YES X    NO  and (2) had been
subject to such filing requirements for the past 90 days YES X    NO.

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the Company's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any
amendment to this Form. [   ]

As of December 31, 1999 the revenues for the most recent fiscal year is $112,554.

The aggregate market value of voting stock held by non-affiliates of the Company was $753,770 based on the average price per share of $1 1/16 paid for shares on the NASDAQ Bulletin Board on December 31, 1999, trading under symbol SLEL.

There were 3,164,900 shares of common stock outstanding having a par value of $0.001 per share as of December 31, 1999. There were 20 shares of preferred stock authorized, having a par value of $0.001 as of December 31, 1999. No preferred shares had been issued since December 31, 1999.

                   DOCUMENTS INCORPORATED BY REFERENCE:

                                  NONE

Transitional Small Business Disclosure Format (check one): Yes ___   No _X_

                                  PART I

THIS ANNUAL REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD
LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS QUARTERLY REPORT AND INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, WITH RESPECT TO
(I) THE COMPANY'S PRODUCT DEVELOPMENT AND FINANCING PLANS, (II) TRENDS AFFECTING THE COMPANY'S FINANCIAL CONDITION OR RESULTS OF OPERATIONS,
(III) THE IMPACT OF COMPETITION AND (IV) THE EXPANSION OF CERTAIN OPERATIONS. ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES
OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

ITEM 1 DESCRIPTION OF BUSINESS.

Background

MAS Acquisition I Corp. ("MAS"), was incorporated on July 31, 1996 in the State of Delaware, to engage in any lawful corporate undertaking, including, but not limited to, selected mergers and acquisitions. On December 5, 1997, pursuant to the terms of an Agreement of Merger (the "Agreement") between MAS and Sloan Electronics, Inc. ("Sloan Electronics"), Sloan Electronics merged into MAS and MAS changed its name to Sloan Electronics, Inc.

Sloan Electronics, Inc., through its Sloan Electronics Division (Sloan) designs, manufacturers and markets electronic monitoring equipment primarily for the criminal justice industry and the long-term health care industry. Sloan markets its house arrest monitoring equipment through its in-house marketing department and currently distributes its products through national service providers. Sloan's medical division has distribution agreements with Response USA, a distributor of personal emergency response systems and with King Alarm, a security product distributor.

In May, 1999, Sloan Electronics decided to actively seek acquisition candidates in the high technology, Internet, distance learning, and security industries. To this end, and to reflect the change in the company philosophy, Sloan changed its name to Salient Cybertech, Inc. (the "Company") in
May, 1999.

During the third quarter 1999, acquisition discussions were held with several companies and resulted, on September 24, 1999, in the acquisition for stock of Gemini Learning Systems, Inc. ("Gemini"), which operates as a division of the company. Gemini Learning Systems developed and markets SWIFT(tm) (SoftWare Intelligent Freeform Training) distance learning software and courseware. Ms. Kim Adolphe, founder of Gemini, will continue to run the division as President and has been named to the Board of Directors to fill the seat vacated by Mr. Richard Brooks in May of 1999.

The Company, through the Sloan Electronics Division, will continue to service its current clients, and to identify new markets for its product line, as well as seek acquisitions in the area of high technology industry.
The Company will also develop the Internet based business, of which Gemini is the first acquisition.

The business of the Company will be broken into two sections, one section dealing with the Sloan Electronics Division High Technology Division), and the second with the Internet Technology Division (Gemini).

A. Sloan Electronics Division:

Sloan's electronics business strategy is based on establishing a market share within the criminal justice house arrest industry and within the healthcare industry. By incorporating better, more cost-effective technology into its SEI Alert 24 product line and its Wander Watch products, we believe that our products are among the best currently available in these two industries.

Criminal Justice:

The Sloan Electronics division offers a range of electronic monitoring equipment for the criminal justice house arrest corrections programs.
We believe our equipment strikes a balance between solid, state-of-the-art, high-quality products and competitive price.

The concept behind the product line is that each product is able to stand alone, without additional equipment such as door sensors or custom wiring, yet each product is integratable with a number of pre-existing computer software programs. This philosophy of integration makes the SEI Alert products as well as Wander Watch products more attractive to institutional consumers.

The SEI Alert 24 Single Offender Based System. A tamper-proof transmitter is fitted and attached to an offender's ankle. This anklet is waterproof and designed to be worn at all times. A home-based receiver is placed in a central location within a residence, and a range setting is selected. In the event that the anklet is removed, or that the person wearing it strays outside the predetermined range, the event is recorded, time and date stamped, and sent by modem to an outside monitoring station within 4 minutes. The current industry average time window is over 8 minutes.

The SEI Alert 24 Half-Way House Multi-Residence System. Each person paroled to a half-way house is fitted with an anklet transmitter. The receiver then monitors the movements of each client within the predetermined parameter of the half-way house and records any and all violations. This system can work as a stand-alone measure with the current data sent via a telephone line to monitoring station, or can also work as an in-house employee monitoring station. The system is designed to monitor from 1 to 50 offenders.

The SEI Alert 24 Drive-By Transmitter Detector. This device is designed for use by parole officers, probation officers or security officers. This mobile surveillance system allows an officer to check on a house arrest client simply by driving past the offender's residence, work place or school. The system detects and displays the ID of a particular offender by interfacing with that person's anklet transmitter. The receiver unit time an date stamps the information collected, and it can also upload this information to a central computer.

The SEI Alert 24 Chain Gang / Work Release Departure Alert System. Each inmate is fitted with an anklet transmitter. A single guard monitors the portable programmable receiver unit which alerts the officer in the event that an offender, or group of offenders, leaves the general area.

The SEI Alert 24 Automated Check In System. A kiosk for the criminal justice industry to facilitate the "day reporting" of offenders on probation or parole. Client is verified using hand print technology, listens to a specific message from the parole officer and replies using a telephone handset and tone pad. The system can collect restitution money and issues a receipt to the offender showing check-in details and payments. The system interfaces with a computer that can generate various reports. As a case management tool it improves a parole officer's efficiency in managing the growing number of inmates released into supervision programs. It has been used in field trial in Washington State for the Department of Corrections.

Medical Monitoring:

The Wander Watch Single Patient System. An adjustable, tamper-proof anklet is fitted to a patient's leg. It is completely waterproof and designed to be worn at all times, including bathing and swimming. The micro-transmitter in the anklet sends a coded silent radio signal to the home receiver, which in turn determines the proximity of the patient to the base unit. An alarm will sound when the patient travels beyond the selected range or if the anklet is removed. This alarm can be transmitted by telephone to a central station using industry standard alarm protocols. Dispatchers at the central station can then take the appropriate responses, such as calling the caregiver, notifying a neighbor, or calling emergency services. Management is disappointed with the sales of this product and is reassessing the use of company assets to further develop and promote the single patient system.

The Wander Multi-Patient Wander Alert System. A computer-based system for placement within a medical facility, the Multi-Patient Alert System is able to notify a caregiver in the event of a patient departure from a long-term healthcare facility. It can monitor up to 25 patients. Unlike most wander alert systems installed in a medical facility, the Wander Watch system stands alone and does not require custom electrical wiring, installation of door sensors or the use of door barrier detection equipment.

Nurse Call Alert 24. A wireless nurse call system with a 500 resident capacity, which can be installed in less than 30 minutes. This system utilizes fail-safe technology, provides coverage of any sized facility, outputs usage reports and provides for a complete audit trail. The system's advanced features include an automatic signal check, low battery reporting and an optional range extender. The system can function as a nurses' call network or it can complement an optional paging system to direct staff to medical emergencies in a more timely and efficient manner. This system is currently available for field trials.

Other products:

Fleet Watch Alert 24. This radio frequency reporting system allows a company to passively keep tract of its fleet vehicle traffic. Every time a fleet vehicle drives onto or off the company property, the event is date and time stamped automatically. This enables a company to keep track of employee hours, vehicle use and vehicle status instantly. The Fleet Watch computerized base unit is fully integratable with other computer software, allowing the unit to generate vehicle status reports on demand. No longer is it necessary for a company to assign an employee the duty of physically counting each vehicle on the lot. This system is available for field trials.

Industry Background

The Corrections Industry. The United States currently locks up a greater share of its residents than other nations. According to the US Department of Justice there were 3.5 million people on probation or parole at year end 1995, and the estimated 5.5 million total in the correctional population equals 2.8% of US adults and is growing at 4.5% per year. As of June 30, 1995, there were 1,004,608 state prison inmates, up 9.1%, and 99,466 federal inmates, up 6.1%. The annual average increase in the prison population since 1980 has been 8.7% per year.

The Criminal Justice System regards house arrest as an acceptable alternative to incarceration for the nonviolent segment of the prison population, and as a better way to monitor criminals once they are paroled to a half-way house facility. The public's insistence on increased law enforcement along with their reluctance to fund additional prisons also makes house arrest using electronic assisted monitoring systems an increasingly attractive alternative to incarceration.

The Medical Industry. A patient's compulsive desire to wander about is a symptom of dementia, which often accompanies Alzheimer's Disease. Biologically, this is caused by physical changes in the brain. Oftentimes the patient acts out of routine, such as the repetitive action of getting ready to leave for work every day. Sometimes the patient just feels tense or trapped and wants to escape his environment. Until recently, a common medical practice was to heavily sedate these patients, or to restrain a patient to a chair or bed to keep them from wandering. Today, hospitals and institutions maintain separate facilities to enable them to better deal with patients who demonstrate a compulsive desire to wander. However, the huge costs associated with institutionalized care, along with its impersonal nature, make at-home care an important option for many families. Of the 4 million currently diagnosed with Alzheimer's, 3 million live at home, cared for by family, visiting aides, and nurses supplied by the estimated 18,000 at-home care agencies which are projected to grow 30% every two years. The Wander Watch Alert 24 systems are designed to help at-home caregivers and institutions safeguard patients prone to wandering.

The US Administration on Aging projects as many as 14.3 million Alzheimer's cases by 2040. Sloan believes that the long-term healthcare segment of the medical industry is growing at an increasing rate. The Sloan Electronics Wander Watch Alert 24 Multi-Patient system is designed for long term care facilities. Sloan also believes that the home-care segment of the healthcare market is growing at a steady rate. The Wander Watch Alert 24 Single Patient System is specifically designed to meet the needs of the more than 3 million Alzheimer's patients and patients with related medical disorders, who are cared for at home. These systems not only help protect the patient, but they also give the at-home caregiver peace of mind that their loved one will not wander off at night or when the caregiver is momentarily distracted.

Recently, medical researchers have announced results that further the understanding of the chemical mechanisms associated with Alzheimer's and which may lead to methods to prevent or treat the disease. While management hopes such treatments will be developed, we are aware that they could decrease the need for the Wander Watch products.


Sloan Electronics Business Strategy

High-Quality Image. We believe that within the house arrest and medical monitoring industries, Sloan has built a reputation for developing and manufacturing some of the best, cost-effective and user-friendly systems on the market. The Wander Watch products and the SEI Alert 24 products reflect our commitment to quality; the highest standards in design, assembly and appearance of products. We recognize that product dependability and reliability are highly significant to success. Therefore, quality control and customer satisfaction play an important role in our business strategy.

Focus on Private Residence. The Wander Watch product line and the SEI Alert 24 product lines are both specifically designed to be used in a private home, apartment or townhouse. Ease-of-use and stand-alone features inherent to both products give them a competitive advantage in these areas. The Wander Watch Single Patient System is both affordable and easy to install. The receiver unit plugs into a standard outlet. Unlike most competitive products, this is all that is required to install and operate the products; doors do not need to be wired with sensors. There are no wires or barriers associated with the products.


Product Design And Development

The Sloan Electronics division is continuously engaging in electronic component research, design, experimentation and development, all of which are essential to maintaining a competitive advantage in the market place. The overall product development is managed and directed by Paul Sloan, President. In addition, on project-by-project basis a product development team is assembled from personnel within Sloan and may include personnel outside Sloan as well.

The product development team is responsible for developing working designs of all approved product concepts using computer-aided design systems, and for coordinating all modeling and initial prototyping. The in-house testing department evaluates all prototypes. We then create full documentation and design all circuitry artwork. Complete product specifications and designs are then sent to Kimchuk Inc., which prints the circuit-boards, assembles, tests, performs quality control inspections to rigid standards, packages and finally drop-ships the products to distributors or directly to customers.

Sales And Marketing

The marketing strategy varies based upon each product line. With regard to the criminal justice house arrest market, we continue to market SEI Alert 24 products to independent service providers and to municipalities which monitor and administer their own house arrest programs. The company is seeking strategic associations with other companies to develop and market enhanced products for the criminal justice industry. Sloan has licensed its Wander Watch Alert 24 single patient departure alert system for exclusive distribution to the long-term health care industry to Response USA, a major company in the PERS (Personal Emergency Response System) industry. Response USA leases Wander Watch Alert 24 single patient systems on a monthly basis to individual users and to home care agencies. Management is disappointed with unit sales by Response USA and is evaluating its options for the sale and marketing of Wander Watch Alert 24 systems. We also sell directly to independent security companies who distribute to end users. Marketing strategies and distribution decisions concerning other products are handled on a product-by-product basis.

SEI Alert 24 Products. The criminal justice house arrest market is dominated by several manufacturers who, along with retailing their products, are also contract service providers who compete in the security industry. These manufacturers have developed proprietary software which is not currently integratable with standard, existing security company protocol. Their software is not as effective or user-friendly as security industry software. However, these manufacturers look upon this proprietary software as a way to shut small security companies out of a lucrative market.

Based on current trends, management believes that within 5 years, 80% of the municipalities who currently monitor their own house arrest program will get out of the business. Independent security contractors will be competing directly against these other equipment manufacturers for service contracts. Sloan is in the position to market its fully integratable home incarceration system to these security providers, thus leveling the playing field within the house arrest industry.

The Wander Watch Products. We view our role in the medical monitoring industry as that of developer, designer and manufacturer. To that end, we have negotiated and signed contracts with Response USA for them to distribute Wander Watch single patient systems. Response USA leases the systems to individuals and home care agencies and offers central station monitoring of the Wander Watch Alert 24 units for an additional monthly fee. The company has a recurring revenue sharing arrangement with Response USA, and received income from recurring monthly fees for the first and second quarter of 1999, and will receive payments for the third quarter of 1999. Response USA has four regional offices servicing all 50 states and markets to home care agencies, hospitals, adult day care facilities, as well as individuals. Response USA receives payment for the Wander Watch system both from end users and various state and local agencies. There is no assurance that other reimbursements will be obtained or those in place will continue.
Response USA also receives referrals from the National Alzheimer Association and participates in their Safe Return program. Management is disappointed with sales of the single patient system by Response USA and recognizes the need to either develop an alternative distribution arrangement or to stop marketing the product.

Advertising. Sloan has in the past advertised in trade publications specific to the markets it manufacturers products for, and in journals which publish company-by-company product comparisons. Sales from these efforts have been disappointing, and management is evaluating the expenditure of resources advertising the Wander Watch patient monitoring systems and SEI Alert 24 offender monitoring systems. However, we are continue to seek out innovative ways to build name recognition within the industries in which we compete, as well as to create public awareness for the product line. Sloan maintains a web site at www.salientcyber.com.

Competition

Sloan competes in a number of niche markets.

House Arrest Market. Competitors within the criminal justice market include BI Incorporated, Strategic Technologies, Inc., and Elmo-Tech Ltd. Although all of the companies manufacturing house arrest products base their products on the same principals, management believes that Sloan has competitive advantages over its competitors within this industry.

1. The SEI Alert 24 product line uses a 900 MHz spread spectrum radio frequency. This technology is similar to the technological differences that exist between cordless phones. Phones using 900 MHz radio frequencies are far superior to those less expensive models that experience interference problems due to the fact that they operate at a lower frequency.

2. The SEI Alert 24 products have an exclusive low range setting on the receiver unit, which ensures that house arrest means house arrest and not neighborhood arrest. With other systems, an offender could wander the neighborhood and still not trip the distance setting on the base unit.
The industry standard low range setting is a 150 foot perimeter. SEI's low range setting is between 40 and 60 feet.

3. With competitors' equipment, the "window" from the time an offender steps outside the range setting until he is detected as being outside the range setting varies from 6 to 30 minutes. With some systems, an offender is able to leave his residence for that period of time and return undetected. The SEI Alert 24 system greatly improves performance and offers an exclusive 4 minute radio frequency window.

4. The SEI Alert 24 anklet transmitter is tamper resistant. No tamper system currently available is 100% tamper proof or false alarm proof. However, the SEI Alert 24 system is the most reliable on the market when it comes to false alarms. A false alarm necessitates a physical inspection of the anklet transmitter by a monitoring officer. Therefore, this fact is viewed as a major selling point among security providers.

5. The SEI Alert 24 product line has been designed to allow independent security companies access to a growing segment of the industry, electronic home incarceration. The competitors' use of abusive pricing policies and proprietary non-compatible software have worked together to keep independents out of the market. Using Sloan's products, these security companies are now able to compete with BI Incorporated, Strategic Technologies, and Elmo-Tech for municipal contracts on an even footing. Unlike other manufacturers, we do not directly compete against our customers in the contract monitoring business. However, we are seeking strategic associations with other companies in the criminal justice monitoring industry to vertically integrate business and maximize market share.

Long-Term Healthcare Market. Competition in this market includes WanderGuard, Code Alert, Watchmate and Secure Care Products. All of these companies utilize proximity sensing technology, which requires that a patient wear a low powered transmitter that sends a weak signal. A receiver is mounted at each door. When a patient approaches a door, an alarm sounds and the door magnetically locks. Our Wander Watch Alert 24 technology has a competitive advantage over proximity-sensing systems since it requires no additional wiring of door sensors and provides a higher level of patient security.

1. With competitive products, the transmitter attached to a patient has no removal alert (an inherent part of the Wander Watch systems). These transmitters are attached with a hospital ID type band. Common behavior for an Alzheimer's patient, or other patients suffering from dementia, is to try to remove everything from their bodies. The Wander Watch anklet, if removed, activates an alarm at the receiver unit.

2. Proximity-sensing technology requires the installation of barriers, door sensors and magnetic locks. Prices per door range from $2,500 to over $5,000, with the average facility having anywhere between four and ten doors. Automatic door locks also create problems with existing fire alarms and fire regulations, for in the event of a fire, the proximity technology and magnetic door locks need to be deactivated.

3. The Wander Watch system utilize 900 MHz spread spectrum radio frequency technology, a tamper-resistant anklet transmitter with a tamper alarm, and sells its products at a price below that charged by the competition.

The Fleet Watch Alert 24. The Fleet Watch system is able to monitor vehicles and generate status reports on demand, confirm employee hours of vehicle operation and continuously monitor the comings and goings of fleet vehicles. This tamper resistant monitoring system installs in less than 30 minutes, ends unapproved vehicle use, and provides a complete audit trail and other necessary usage reports for each vehicle in a company's fleet. This unit has been successfully tested on a fleet of concrete trucks, and is available for field trials.

The Nurse Call Alert 24. A fully supervised 900 MHz spread spectrum wireless nurse call system is yet another innovation by Sloan. Sloan believes that this system is among the best wireless security system available, with unique features such as automatic signal check and low battery reporting. With the systems optional range extenders, any sized facility may be monitored. Another unique integratable option is the paging system which assists in quicker response times by staff. This system is available for field trials.

Manufacturing And Assembly

All of our electronic products are currently made in the USA. Kimchuk Inc., Sloan's primary contract manufacturer, has many years of experience as an electronics manufacturer and designer. Kimchuk manufacturers over 500 different products at its four plants located through out the East Coast.

Sloan's relationship with Kimchuk allows it to reduce its production costs, to reduce its final testing costs and to reduce its personnel costs. Sloan designs all of its products with automatic insertion, surface mount technology, and automatic testing in mind. This attention to detail enables Kimchuk to manufacture and assemble Sloan's products in the most cost-efficient manner, while maintaining accuracy in circuit board production and error-free transfer and component connections.

Product Warranties. Sloan supports its products with a limited one year warranty, which covers all defects in materials or workmanship. Sloan will repair or replace defective units without charge to the consumers for labor or materials. Sloan's service department acts as liaison between the customer and Kimchuk and works aggressively to resolve any and all problems a customer may have with any of its products. Sloan has not experienced a material level of product warranty claims for breakage or other defects.

Future Products

We continue to look for new ideas for development of new products, and believe that new products could represent substantial new business for Sloan.

Government Regulation

Sloan's facilities are subject to numerous federal, state and local laws and regulations designed to protect the environment from waste emissions and hazardous substances. Sloan is also subject to the Federal Occupational Safety and Health Act and other laws and regulations effecting the safety and health of employees in the administrative and manufacturing areas of its facilities. Sloan believes that is in compliance in all material aspects with all applicable environmental and occupational safety regulations. Sloan's radio frequency anklet transmitter is subject to FCC (Federal Communications Commission) regulations, as are all radio frequency devices. Sloan has obtained type approval #HCQ3B6WWT for the anklet transmitter and its products are in compliance with FCC rules Part 15.

B.  Internet Technology Division (Gemini Learning Systems, Inc.):

Gemini Learning Systems, Inc. ("Gemini"), organized under the laws of the Canadian Province of Alberta in June, 1990, has never been a party to any material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of its business. Gemini was purchased by the Company on September 24, 1999.

Gemini is a software applications development company, specializing in distance education and training solutions. The company created and markets software technology called SWIFT (SoftWare Intelligent Freeform Training). The Company is emerging from its development phase, having created an entire product line based on the SWIFT technology. The company has already begun to establish clients and a distribution network in Canada, the United States, the United Kingdom and Europe.

Management's primary objective is for Gemini to become a leader in the emerging internet/intranet distance education and training industry by establishing SWIFT as the de facto standard delivery environment. Management believes that it can obtain this objective through its strategic alliances and by utilizing its staff of outside consultants, most of whom are the top professionals in their field (See "Business Development").

Background Information

   Gemini began business in the Canadian City of Alberta in 1990. The corporate aim was to develop a delivery environment for the emerging internet/intranet distance education and training industry. The corporation expended over $3,000,000 in developing its SWIFT technology, and a distribution network.

   Gemini, management believes, is ready to become the industry leader in the delivery of distance education systems, to be utilized both in an intra-company setting (intranet) and by students over the internet. The students may be individuals or complex organizations with diverse training and educational needs to be delivered worldwide to their various locations.

Business Development

   The development of the SWIFT technology, eight years in the making, is, management believes, its primary competitive edge in the business world.

   The technology was developed utilizing the talents of many professionals, aside from the current Gemini Staff ( See Significant Employees). The SWIFT project leaders were Elliot Kimber, Sr. Consultant, ISOGEN Corp., and Dr. Marlene Jones. Eliot Kimber has over 10 years of experience designing and building industrial strength publishing systems based on the principles of generic markup and information reuse. He has developed systems for customers in a variety of industries including: IBM, Intel, Tandem Computers, Ameritech, International Correspondence Schools
(ICS), and Cisco Systems. Dr. Jones was a Senior Scientist with Alberta Research Council's (ARC) Advanced Computing and Engineering Department since 1987. Marlene had more than a decade of experience in applied research in the field of Adaptive Learning Environments and is internationally recognized as an expert in the field. Mr. Kimber continues to provide steady input into the development of Gemini's product line.

   Day to day management of the SWIFT project was by Terry Yasui,  Mr.
Yasui brought with him over fifteen years experience in the design, development, and management of high-technology projects. He was responsible for the overall management of the SWIFT project including the preparation, implementation, tracking and updating of all project plan documents through weekly and monthly progress reports following the IEEE standards.

   John Moore, who holds a B.Sc., B.Ed., and an M.A. in Educational Psychology specializing in "Instructional Design for Higher Education", provided his expertise in the overall development of the SWIFT interface and multimedia support requirements.

   Dr. Tom Keenan, is the leading consultant for the Post-Secondary Interface Design Project for SWIFT. Tom is a Professor and Dean in the Faculty of Continuing Education at the University of Calgary. He holds an Ed.D. in Higher and Adult Education, an M.A. in Higher and Adult Education, a M.Sc. in Mathematical Methods and Operations Research, and a B.A. in Mathematics (Dean's Honour List).

   Stuart Williams, who holds a B.Sc. in Physics, a B.Sc. in Mathematics/Computer Science, and a M.S. in Computer Science and has several years of programming experience, including extensive work in object-oriented language design and SGM, implemented the SGML DTD (Document Type Definition) for SWIFT. He led the design and wrote most of the code for the unique SWIFT course compiler. Stuart also provides valuable technical input and feedback to the technical team.


   Ruby Loo, who, in addition to a M.Math Computer Science has ten years of technical experience in a variety of computer science areas, including computer graphics, color usage, animation, human-computer interaction, and graphical interface design, was responsible for coordinating all human-computer interactions aspects of the SWIFT project including usability studies, mock-ups, evaluations of mock-ups, and the design of the Graphical User Interfaces.

   Jim Tubman, who holds a M.Math Computer Science degree and has extensive experience in the area of software engineering, object oriented design, and system development, was involved in the High-Level and Low-Level Design of SWIFT and implementation of certain features.

   These dedicated individuals were augmented by part time consultants who were hired as their input in specific areas was required. While many of the original development team have left the company, Mssrs. Kimber, Kenan, and Williams have remained as consultants, working with Gemini in its continual efforts to update the technology and product line.

   Management feels that the technology assembled by this team is, at present unchallenged, and that as the market is penetrated, development costs and resistance to new products once a benchmark standard is set will provide an almost monopolistic arena in which to grow.

Current Clients

HYPROTECH Ltd.			Calgary, Canada
Albeda College			Rotterdam*

*Consortium of 50 colleges

Distribution Partners and Strategic Alliances

   Management has always felt that a basic key to the success of any venture is the development of a local distribution network, sensitive to the needs of the local clientele and at the same time providing a local presence for support and service.

   As different companies have specific strengths and areas of expertise, Gemini, in developing SWIFT and maintaining and enhancing its product line, has always made use of individual consultants and companies and with specific areas of expertise . To this end, Gemini has, over the years, formed some especially advantageous strategic alliances.

   The key distribution partners and strategic alliances are listed below:

BCS Learning Systems, based in the Netherlands; works closely with Ideals, a consortium of 16 European Institutes dedicated to advanced training linked to small and medium sized enterprises and Institutes of higher education. They represent SWIFT in Europe and were a valuable partner during the implementation of the international functionality in SWIFT.

CamAxys Limited is Europe's leading supplier of environment, health, and safety software management systems. They are developing courses independently and in partnership with Excel (see below) for the environment, health, and safety industry and have just launched the first course entitled EnviroDiscovery in partnership with Excel for ISO 14001 compliance. The Corporation acts as a distribution agent for Gemini's product line.

CCI Learning Solutions Inc. specializes in providing high quality training services offering over 150 course titles to over 25,000 students per year; they are Microsoft Certified. They are a SWIFT CCP. Gemini is currently converting many of CCI's courses for delivery in SWIFT. The courses will be offered in the SWIFT Library some time in 2000.

Diskover Office Software Ltd. Diskover specializes in content development using the SWIFT Kit. They have created the entire Office 97 Suite, Level 1 and 2, Windows 95/98 in the SWIFT format, and are continuing to produce courses in SWIFT, which are sold through the SWIFT Library.

GST Technology Limited, a worldwide provider of Desktop Publishing and Graphics Software Technology, has licensed millions of copies of their software to well known publishers worldwide, including Fuji and Canon.
The company is launching a new brand name called "getwise" which Gemini is currently negotiating to include the Office 97 and 2000 suite, Windows 98, and other courses created in SWIFT.

Excel Partnership is an international leader in environmental management and systems training and consulting, and the first EARA (Environmental Auditors Registration Association) approved trainers for Advanced Environmental Management Systems Auditors. They are a CCP and have released two environmental courses in conjunction with CamAxys utilizing SWIFT.

Interactive Advantage Corporation, an Atlanta based company has built a name and reputation for producing products for an impressive client base including NCR, Home Depot, and Sterling Software. Their expertise includes development of CBT, software simulations, certification testing, online references, multimedia presentations, and information kiosks. They are a CAR and SWIFT Distributor.

JOT is a registered Trade School with registered Engineering status. Over the past ten years, Jot has built a solid reputation for developing high quality course content for a wide range of training solutions. They have an extensive library of courses with wide market potential and are a Course Content Provider.

Open Learning Agency is a unique, fully accredited, publicly funded educational leader providing a wide range of formal and informal educational and training opportunities for learners around the world. They use SWIFT for internal development. They have also partnered with Gemini in an R&D project (see R&D Projects) to enhance various components of SWIFT specific to SGML Standards.

RAND Worldwide, the world's largest Value Added Reseller of mechanical design automation tools and services, have launched their first course in SWIFT for internal use and to resell to their corporate clients.

Management feels that the current group of Strategic and distribution partners will greatly enhance Gemini's ability to penetrate its target markets, and grow at a far faster rate than would be possible if Gemini had tried to develop its markets without the said distributors and alliance partners.

BUSINESS

Principal Products and Services and their Markets

SWIFT Library

Currently, Gemini offers over 400 course titles available to convert into SWIFT, and has, in the current fiscal year, launched its own online SWIFT library (over 30 popular course titles).

SWIFT Kit

The SWIFT Kit provides a Development Environment (DE), Adaptive Learning Environment (ALE), Adaptive Testing Algorithms, Interface, extensive testing, tracking and certification capabilities, and Enterprise Learning Manager (ELMer). Additional SWIFT Kits can be purchased for as many sites as the client wishes, with a price range of $1995.00 for one license to $1595.00 each, for more than twenty licenses. Annual Support Fees are $3,000.00. There is also a licensing fee per learner for delivering courses in the ALE.

The DE

All course content can be developed externally to SWIFT using software programs of the client's choice. The course content is then tagged in SGML in the DE and compiled into the LE using the SWIFT compiler. The DE includes a DTD (Document Type Definition) or course structure. The course structure is a three level hierarchy that promotes consistency and effective instructional design.

SWIFT 5.0, currently in development, and expected to be released in the next fiscal year, will provide the capability to map the SWIFT DTD to other DTDs and vice versa. SWIFT clients and SGML users alike will be able to easily reuse course content for other applications, thus further leveraging their investment in SWIFT and SGML.

The ALE

SWIFT provides what management believes to be the only Adaptive Learning Environment commercially available in the world. The pedagogical effectiveness of ALEs have been proven by years of research conducted by educational institutions and government organizations around the world.
The ALE adapts each course to each learner's individual requirements, based on the goals they choose and by completing a pretest.

Adaptive Testing

One of the problems with traditional exams is that they are of fixed length. A learner must complete a long series of questions in order for the system to determine how well they know a subject. This characteristic can cause frustration for both novices and experts, who may know after a few questions that the subject matter is either bewildering or trivial. Adaptive testing allows exams to be significantly shorter than traditional tests, without losing any predictive power about a learner's master of the material.

SWIFT Branding

The SWIFT interface can be readily branded for OEM and Corporate identities with little effort required on Gemini's part.

ELMer

ELMer is an advanced Internet/Intranet delivery, management, and analysis system for SWIFT courses. ELMer is required for administering Intranet and Internet courses and can be purchased separately for $7,000.00 per license.

Delivery

The Server, which runs on Windows 95//98/NT or UNIX platforms, can deliver and manage large numbers of courses to large numbers of learners simultaneously. Learners are able to access highly interactive SWIFT courses over the Internet running a 28.8 or greater modem , with full multimedia functionality.

Management of System

The Server is controlled either locally or remotely and manages:

- billing,
- accreditation,
- adjust resource consumption,
- determine average transmission rates,
- identify fault occurrences.

Analysis of Student Progress

A wide variety of statistical information of learner-based data is automatically gathered and stored by the Server. The Server can provide:

- grading and progress reports,

- progress and content analysis,
- item analysis,
- pathways.

Data can also be exported to external applications.

Ecommerce

Gemini has, in the current quarter, launched an Ecommerce solution and can offer server-hosting or connect to third party Ecommerce sites for SWIFT Library Distribution through portals, ISP's and web sites.

   The customer simply selects a course(s) from the SWIFT Library list, then submits their financial information once they have placed an order. Approval takes 26 to 36 seconds. Once the customer has been approved they can access their course(s) from the SWIFT LE.

Market For Products

Gemini's market opportunity is diversified across a number of market segments, including multimedia CBT authoring tools, web authoring tools, IT education and training, courseware development services, internet software, ecommerce, on-line training.

Gemini operates in a high growth environment. The IT Education & Training market is a $3.1 Billion established market experiencing moderate growth of approximately 15% annually through the year 2000. The Multimedia CBT market is currently growing at the rate of 31% per anum, while the Internet software market is showing a growth rate of 50% per anum, and the packaged internet software market is currently growing at the rate of 127% per anum.

Gemini, management believes, is well positioned to take advantage of the rapidly growing Internet/Intranet Software market. Gartner Group research indicates that Interactive Training will make up 20% of corporate Intranet applications*. The overall market for Internet/Intranet software projected to be $12 billion by 2000. The market for Internet services is projected to be $14 billion by 2000**. In addition, the SWIFT SGML Development Environment (with its multimedia extensions) will enter the CBT Market Projections multimedia authoring tool market, expected to exceed $165 million by 2000***.
________________________________
- *     IT Symposium presentation, October 1996.
- **    DC, Capturing the Top 10 IT Opportunities, July 1997.
- ***   IDC, Capturing the Top 10 IT Opportunities, July 1997.
________________________________

   In the following table are presented the expected market size for the markets Gemini specifically targets with its products and marketing efforts:

All data is in Millions of dollars

Market Segments               1999      2000      2001      2002
Multimedia Authoring Tools

 CBT Tools                   129.6    165.95     187.0     220.0
IT Education and Training
 Network-delivered         1,566.0   1,695.0   1,830.0   1,960.0
 Desktop-delivered         3,133.0   3,495.0   3,901.0   4,290.0

 Total                     4,699.0   5,189.0   5,731.0   6,251.0

Internet/Intranet
 Internet Software         5,575.0   8,000.0   8,800.0   9,680.0
 Packaged Internet
 Software                  2,730.0   4,000.0   4,400.0   4,840.0
 Internet Services        10,205.0  14,000.0  15,400.0  16,940.0

 Total                    18,509.0  26,000.0  28,600.0  31,460.0
 Training segment (20%)    3,702.0   5,200.0   5,720.0   6,292.0
Sources: IDC, Dataquest, Gartner Group.

The table presented above, is a 4-year top-down revenue model. What the model shows is that there is tremendous potential for rapid revenue growth based on very modest penetration into the various market segments. For example, in the CBT Authoring Tools segment, where the SWIFT Kits will be marketed, achieving a modest 4.0% share of this market would result in $1.9 million in revenue.

As IDC has stated, the packaged Internet software market should reach $4 billion by 2000. SWIFT courses delivered over the Internet and corporate Intranets represent a distinct opportunity for Gemini. This area will become the focus of a great deal of the company's resources in the year 2000, and will likely be the primary area to which investment capital from any public offering or private placement is directed.

Competitive Advantage

   SWIFT overcomes the two primary drawbacks of multimedia training quoted by Dataquest in the 1996 end-user survey (The Role of Digital Multimedia in Training in Business, Dataquest, August 1996), the high cost and initial deployment/updates and lack of interactivity. In another Dataquest survey (Education and Training: Market Analysis and Outlook 1996, Dataquest, February 1997) respondents identify time and cost experiences in producing conventional CBT and TBT multimedia courseware using conventional tools or custom programming as the key drawback. The table below summarizes these findings:

Courseware Type

                    DEVELOPMENT      Cost per Hour of     Elapsed Time per
                    HOURS            Instruction ($US)    Hour of Instruction
                    PER HOUR
                    OF
                    INSTRUCTION


CBT (Conventional)  150 to 300 hours $10,000 to $45,000   13 to 20 weeks

TBT Multimedia      250 to 500 hours $14,000 to $55,000   10 to 26 weeks

   Management believes that Gemini addresses these concerns, and delivers a solution that is both unique in the industry, and provides a user/ developer friendly environment that is at the same time cost effective. The SWIFT System provides the same course delivered in a CDROM, Internet, and Intranet delivery environment, as well as being the only SGML-technology-based training solution that provides an efficient method for managing, updating and re-purposing course content, resulting in leveraged investment over time.

   SWIFT has full multi byte character functionality, and is, management believes, the only commercially available Adaptive Learning Environment in the world. SWIFT features extensive testing capabilities including adaptive testing, mandatory questions, and fixed-length testing for online certification, as well as having the ability to set seven different question types, including short answer, and feedback specific to learner interaction.

   SWIFT offers an intelligent tutoring system and has upwardly compatible versions, ensuring that clients benefit over time from Gemini's ongoing R&D. This last feature is of the utmost significance as the technology is continually undergoing development and upgrades.

   SWIFT has an included management system, which offers a competitive edge over other delivery systems in that the management systems of other products start at $50,000 U.S. plus licensing fees.

   A key advantage of SWIFT is that SWIFT reduces development time, management believes, by upwards of 70% as compared to other technologies, offering a consistent, highly interactive learning environment requiring only content. SWIFT requires no programmers and software teams, and exhibits virtually no learning curve for developers.

Distribution Methods of the Products or Services

SWIFT Library Distribution

Gemini intends to meet its corporate and marketing objectives by building as many titles as possible for the SWIFT Library and marketing those worldwide, directly, as outlined below, and through distribution and alliance partners, as previously discussed. This will be accomplished by partnering with Course Content Providers for building the SWIFT Library and marketing the SWIFT Library through Portals (Specialized Web Sites), Internet Service Providers
(ISPs), ASPs, OEMs, and Retail Distributors.

Large Corporate Accounts

SWIFT is, to the best of management's knowledge, the only SGML aware Distance Education and Training solution in the world. SGML users are typically medium to large corporations and government bodies with
significant training requirements.   These organizations have made large
investments to transfer their content into SGML and appear very interested in leveraging their investment further. By concentrating on the SGML market, where Gemini has, as discussed earlier, a significant competitive advantage, Gemini can quickly qualify and target potential clients through SGML trade shows, publications, conferences, etc. which draw only interested SGML clients. Gemini has already made several strategic alliances within the SGML industry (See above, Distribution Partners and Strategic Alliances).

Fortune 1000 Companies

Large Information Technology deployments within Fortune 1000 companies necessitate a major user training effort and hence an opportunity to sell SWIFT. These projects usually have a lengthy development cycle with significant up-front investments and are often behind schedule. There is usually significant pressure on IT departments to expedite deployment so that the organization can realize the promised benefits. Inevitably, the budget and time-frame for developing end-user training is tight. This scenario plays well for the SWIFT technology; IT groups can avoid the lengthy and expensive development associated with other tools.

Course Content Providers

Course Content Providers (CCPs) are made up of both private and public training and education organizations. This industry sector is in transition due to the rapid growth of the distance education and training industry resulting in the need to become competitive in a global economy. The development costs, consistency and course content re-use SWIFT, providing compelling value to this industry sector. To further entice CCPs, Gemini also offers a partnering program to selected CCPs that does not involve purchasing SWIFT.

Course Content Partnering (CP) Program

Gemini launched the CP program in January, 1999 and now has well over 400 courses available for conversion, with over 30 already converted. The programs entails Gemini (or a Gemini Partner) converting course content for delivery in SWIFT, and take a higher percentage of the royalties.

Product Positioning

The SWIFT product line is ideally positioned to target the fast growing Internet/Intranet market, as well as packaged internet software for the retail market. SWIFT products offer low cost to both developers and end users as well as many pedagogical distinguishing features.

The SWIFT product line fits into the following fast growing market segments:

- Turn-key Internet Distance Education and Training solution
- Online Library
- Ebusiness
- Application Service Provider software
- Internet Software
- Packaged Internet Software
- IT Education and Training

Marketing Plan

Direct Sales

Gemini plans to hire a team of sales people to address the target markets defined above that will consist of:

- Distributor Sales
- Inside Sales
- Large Acct. Sales

Distributor Sales

Gemini will hire sales people to build upon the distribution channels already in place. The target market, as defined above, includes Retail, OEM, ISPs, Portals and ASPs).

- Marketing will be accomplished through investment in four specific areas:

- Direct sales - Gemini plans to establish an inside sales team to focus on the SGML market. This team will have a telemarketing orientation and will consist of salespeople with 2 to 5 years' experience. Gemini has created two new product and service "packagings" of SWIFT to support a "try and buy" selling model without compromising longer term revenue potential.

- Distribution recruitment - establishment of a distribution sales team to recruit distributors and Courseware Authorized Resellers. This team will consist of more senior sales personnel who possess the skills and experience to work with prospective distribution partners to develop their business models around the SWIFT technology.

- Marketing - conduct direct mail, advertising, conference, and industry partner marketing, as well as trade show activities, to raise brand awareness and generate sales and distribution leads. These efforts will be targeted towards the SGML market, the content developer market and the training groups within Fortune 1000 companies, government and educational institutions.

- R&D - expand the R&D staff to further develop the technology, focusing on Internet/Intranet delivery. The SWIFT technology will be enriched through additional authoring functionality and the product line will be broadened with new modules.

In addition, executive business development resources will be focused on industry partnerships, key distribution prospects and large reference account opportunities.

SWIFT Library Distributors (SLD)

SLDs must purchase ELMer - a total investment of $7,000,00 U.S.D. which
includes the entire online library.   Gemini can provide the hosting services
providing a turn key solution with virtually no administration required, or set it up remotely. All SLDs receive the same discount based on the suggested retail price, ensuring a level playing field.

Gemini has designed the distribution program on a sliding scale based on
sales to further motivate marketing efforts by SLDs.   Courses are priced
slightly below competitor pricing. We have also provided a multi level marketing approach for third party Gemini partners to receive royalties for establishing SLD's.

Gemini will hire a direct sales force to establish distribution channels for the SWIFT library.

Strategic Alliances and Industry Partners

Strategic alliances are defined as course content companies and content distributors. Gemini has had significant success partnering with Course Content Providers with access to hundreds of titles already available and in conversion. Likewise, the company has recently signed a number of high profile distributors for Internet/Intranet, OEM and Retail (CD-ROM delivery) (See Distribution Partners and Strategic Alliances, above).
The marketing strategy outlined above, management believes, should build a broader awareness of the SWIFT technology, creating a pull strategy for the SWIFT Kit into the lucrative corporate market. As well, Gemini's strategy should provide a huge incentive for CPs to convert their courses into SWIFT, help build upon multiple recurring revenue streams, create healthy cash flow, shorten sales cycles, and build more strategic partners and alliances.

Status of any Publicly Announced New Product or Service

   As outlined herein, Gemini is emerging from its development stage, and as such the products employing the SWIFT technology, which Gemini plans to introduce into the general worldwide marketplace, are, by definition, new products. However, as described above, both the products and the technology have been available since 1998, have been thoroughly market tested, and are ready for rollout into the general marketplace (See also, Distribution Methods of the Products or Services; and, Products and Services and their Markets, above).

Competitive Business Conditions, Competitive Position in the Industry, and Methods of Competition

   See, Market for Products, above, for a discussion of the Marketplace in general.

SWIFT uses an entirely different approach in design and licensing than its closest competitors, products such as Authorware, Toolbook, CBT Express and Icon Author. The primary areas of divergence between the competitors and SWIFT is outlined in the table below:

SWIFT                                       Authoring Tools

SGML-based, leverage investment over        HTML-based
time
Designed for use by course content          Development is from scratch
creators, requires content only
CBT interface (Learning Environment) is     Requires expertise in HCI,
built-in - virtually no learning curve, no  programming, project mgmt,
software teams or programmers required      pedagogy.

Reduces development time and costs by       Averages 200 - 250 hours of
about 70%.                                  development for every hour of
                                            finished product.
Provides delivery on CD-ROM, Intranet and   Requires development from scratch
Internet                                    for each delivery format


Utilizes ELMer                              Expensive mgmt systems
International utilization built in          Limited internationalization if
                                            at all

The primary areas of divergence between the competitors and SWIFT LE is outlined in the table below:


SWIFT LE                                    Other Learning Environment
Adaptive learning environment and           No adaptivity
adaptive testing algorithms
Internationally awarded intelligent tutor-  Virtually no pedagogy ing system (Ed Media '95; World Conference
on Educational Multi-Media and Hypermedia)
effectiveness backed by years of            lead by the nose training
international R&D and usability studies



   Management feels that the SWIFT Technology effectively gives Gemini a differentiable new technology which has no direct competition. As can be seen from the table presented above, SWIFT and SWIFT LE bear little resemblance to the competition in the marketplace except for the fact that the end user product is somewhat similar. What must be remembered is that Gemini is primarily marketing a delivery system, not a particular product. Indeed, most competitors in the industry could market their products using the SWIFT system for product delivery. In this respect one is drawn to the logical conclusion that Gemini, with respect to its base technology, has no direct competitors.

Sources and Availability of Raw Materials and the Names of Principal
Suppliers

Gemini's services are not reliant on the availability of raw materials, but, rather, involve the development of software computer applications, and interactive data networks. Sources of all materials, internet services, and equipment are readily available from a large number of suppliers, none of which would be difficult to replace.

Dependence on One or a Few Major Customers

   No customer of Gemini accounts for more than 5% of its business.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, Including Duration

Copyright and Trademarks

        Gemini has registered the trademark "SWIFT" in Canada, and uses the mark throughout the world. Gemini plans, in the next quarter to register the said mark in the United States and in Europe.

        All of Gemini's software is believed subject to common law but unregistered copyrights.

Licenses

Gemini grants its clients licenses for the non-exclusive use of its products. No one licensee accounts for more than 5% of Gemini's current business, and there are no outstanding or impending claims under any current licenses, or to the best of management's knowledge, are any such claims likely.

Other Intellectual Rights

	No other patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts are used by Gemini.

Need for Any Government Approval of Principal Products or Services

        To the best of Gemini's management's knowledge, there are no special requirements for government approval of its principal products or services, not generally applicable to normal business operations.

Effect of Existing or Probable Governmental Regulations on the Business

	Gemini is unaware of any probable regulation of its business, other than as will apply to businesses in general.

Estimate of the Amount Spent During Each of the Last Two Fiscal Years on Research and Development Activities, and if Applicable the Extent to Which the Cost of Such Activities are Borne Directly by Customers

	During the past two years management believes Gemini spent approximately $300,000 on R&D, none of which will be directly borne by Gemini's customers, but all of which will be indirectly borne by the customer as reflected in the price of the products of Gemini, a portion of which will be allocated to the amortized cost of development.

Costs and Effects of Compliance with Federal, State and Local Environmental
Laws

	Gemini is not aware of any expenses directly attributable to compliance with federal, state or local environment laws or regulations.

Further Information with respect to Gemini and the Company:

Number of Total Employees and Number of Full Time Employee

Gemini has 4 full time employees, and no part time employees. The Company has one full time Employee.

Description of Real Estate and Operating Data

Gemini currently rents approximately 2,104 square feet for its staff, at Suite 605, 839 - 5th Avenue SW, Calgary, Alberta, Canada T2P 3C8, with a rent of $7,890 per anum. The Company currently rents space at 1715 Stickney Point Road, Suite A-12, Sarasota FL, free of charge.

	Management is of the opinion that its current facilities are adequate for its immediate needs. As the Company's business increases, additional facilities may be required, however the current facilities are expected to suffice until after December 31, 2000.


Equipment

	The fixed assets of Gemini, as valued for accounting purposes have a depreciated book value of $25,465, and an non-depreciated book value of $31,215. The assets are principally comprised of computers, computer equipment, and software, along with office furniture. The Company has equipment with a depreciated book value of $1,444, and an undepreciated book value of $1,975.

Investment Policies

	The Company has no investment policies with respect to investments in real estate or interests in real estate or investments in real estate mortgages.

Operating Subsidiaries of the Company

	The subsidiary of the Company, Gemini, currently generates virtually all revenue for the Company, and the discussions and tables referring to operations in this Annual report on Form 10-KSB refer virtually exclusively to the revenues generated by the subsidiary.


Item 2	PROPERTIES.

Gemini currently rents approximately 2,104 square feet for its staff, at Suite 605, 839 - 5th Avenue SW, Calgary, Alberta, Canada T2P 3C8, with a rent of $7,890 per anum. The Company currently rents space at 1715 Stickney Point Road, Suite A-12, Sarasota FL, free of charge.

	Management is of the opinion that its current facilities are adequate for its immediate needs. As the Company's business increases, additional facilities may be required, however the current facilities are expected to suffice until after December 31, 2000.

Item 3	LEGAL PROCEEDINGS.

	Neither Gemini nor the Company is currently a party to any pending or threatened litigation of a meritorious or material nature or that could result in a significant financial impact. From time to time the Company or Gemini may be involved in lawsuits in the normal course of its business, that do not have a material impact upon the Company.

Item 4	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	NONE.

                                PART II

Item 5	MARKET FOR THE REGISTRANT'S COMMON EQUITY AND RELATED
	STOCKHOLDER MATTERS.

	The Company is authorized to issue 80,000,000 shares of Common Stock, with a par value of $.001. 3,164,900 shares of Common Stock were outstanding and held of record by approximately 480 persons as of December 31, 1999. The holders of Common Stock have one vote per share on all matters (including election of directors) without provision for cumulative voting. Thus, holders of more than fifty percent (50%) of the shares voting for the election of directors can elect all of the directors, if they choose to do so. The Common Stock currently is not redeemable and has no conversion or pre-emptive rights. The Common Stock currently outstanding is validly issued, fully paid and non-assessable.

	In the event of liquidation of the Company's assets, holders of Common Stock will share equally in any balance of the Company's assets available for distribution to them after satisfaction of creditors and the holders of the Company's senior securities. The Company may pay dividends, in cash or in securities or other property when and as declared by the board of directors from funds legally available therefor, but has, to date, paid no cash dividends on its Common Stock.

Market Information.

            The Company's common stock is traded on the NASD over the counter Bulletin Board, symbol SLEL. Trading began on June 18, 1998. The range for each quarter quoted reflect inter-dealer prices and may not represent actual transactions.

Quarter         Year            Low             High

Second          1998            $0.8750         $3.0000
Third           1998            $2.6875         $5.0000
Fourth          1998            $2.2500         $4.5000

First           1999            $1.3125         $3.3125
Second          1999            $0.3125         $2.9375
Third           1999            $0.1875         $0.6250
Fourth          1999            $0.1875         $1.7500

Dividends.

            The Company has never paid a cash dividend on its Common Stock and has no present intention to declare or pay cash dividends on the Common Stock in the foreseeable future. The Company intends to retain any earnings that it may realize in the foreseeable future to finance its operations. Future dividends, if any, will depend on earnings, financing requirements and other factors.


Item 6	MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
		CONDITION AND RESULTS OF OPERATIONS.


	The following discussion and analysis relate to factors which have affected the financial condition and results of operations of the Company for its years ended December 31, 1998 and December 31, 1999.

	On September 24, 1999 the Company purchased 100% of all the outstanding shares of Gemini, as fully described in Material Events, below. As a result of the aforementioned transaction, the Company gained Gemini, whose activities are fully described herein.

Discussion of Financial Information

	For the current financial period the financial statements were prepared on a consolidated basis, as neither Division had significant sales activity. The 1998 fiscal year end financial statements were prepared on a pro-forma basis, to provide a better comparative view as to the Company's financial position. The audited financial statements for each division at the end of the fiscal year ending on December 31, 1998 is found in the Second Amendment to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on December 28, 1999, said amendment incorporated herein by reference.

	During the current operating fiscal year the Company had sales of $112,554, as compared to $119,782 in sales for the fiscal year ended December 31, 1998. The overall sales in 1999 were consistent with those in 1998. The Company feels that its reorganization into two divisions, and its purchase of Gemini will lead to a much higher sales level over the next fiscal year. The Company is also actively seeking emerging and successful acquisitions in both Divisions to ensure the fiscal health and growth of the Company.

The Cost of goods sold was $11,386 for the current fiscal year, as compared to $67,959 for 1998, netting a gross profit of $101,168 for the current fiscal year, and $51,823 for the year ended December 31, 1998.

Total selling expenses were $45,434 for the year ended December 31, 1999, as compared to $13,938 for the period ended December 31, 1998.The discrepancy was due to $42,566 paid in 1999 for consulting services, as compared to $12,661 in 1998. The increase is primarily due to the efforts of the Company to examine and increase the sales activity of Gemini by providing inroads to major clients. The results of these efforts, management feels, will make themselves felt in the next fiscal year.

Total operating expenses, except for selling expenses, were $1,509,585 in the year ended December 31, 1999 as compared to $604,254 in 1998. Of this amount, $1,154,009 was, for professional fees and consulting fees, as compared to $111,755 in 1998. The $1,154,009 was paid mainly through the issuance of 1,000,000 shares of the Company to a law firm, and to outside consultants, in aid of the Company's efforts to raise capital for expansion and acquisitions, reorganize into its current divisions, and to pay for the purchase of Gemini. The Company feels that over the ensuing years, its growth and expansion will largely be attributable to the efforts and expenses incurred during the fiscal year ended December 31, 1999.

The cash and investment certificate position of the Company was $3,650 on December 31, 1999 as compared to $19,792 on December 31, 1998. Current assets, as a whole, increased approximately four-fold, from $224,522 on December 31, 1998 to $893,778 on December 31, 1999.

Material Events

Acquisition of Gemini

On September 24, 1999, Mrs. Kim Adolphe, a resident of the Canadian
Province of Alberta, exchanged 100% of the outstanding capital stock of Gemini Learning Systems, Inc. ("Gemini"), a corporation organized and operating under the laws of the Canadian Province of Alberta, for 20,000,000 shares of the Registrant's common stock, said stock having a par value of $0.001 per share. As a result of the said transaction, Mrs. Adolphe became the beneficial owner of the stock exchanged, which comprises approximately 66.7% of the Registrant's outstanding common stock. Prior to the foregoing transaction Mrs. Adolphe had no relationship with the Registrant. The shares were not exempt from the ten for one reverse split effected on November 1, 1999. Mrs. Adolphe was also allowed 250,000 shares to give to key personnel, said shares were not subject to the reverse split. To date none of the shares have been issued.

Mrs. Adolphe was named to the Company's Board of Directors as a Class I Director, whose term of office will expire on May 13, 2000. The Board of Directors have indicated that she will be nominated for re-election. Mrs. Adolphe remains as president of Gemini.

Liquidity

Liquidity

	Management believes that the Company has the cash funds and necessary liquidity to meet the needs of the company over the next year, assuming sales and development efforts conform to the standards set by management.

To fully maximize the potential presented in the marketplace, management believes that approximately $1,000,000-5,000,000 will need to be raised.
The initial $1,000,000 would be utilized to further develop Gemini's product line and for marketing its products. The remainder would be utilized for expansion and acquisitions in developing the two divisions of the Company. In the event only part of the funds are raised, then the funds will be allocated first to marketing of Gemini's product line, secondly to product development, and thirdly towards the purchases of suitable acquisitions.
The money will likely be raised through private placements of shares. In the event funds are not raised, the Company will continue with its sales activities, and, management believes, meet its liquidity demands. The funds, as noted above, are for increased activity and sales, not for primary liquidity demands.

Current Plans

	The Company has a threefold plan for the next fiscal year;

(1) The Company plans to continue to service its current clientele in the Sloan Electronics Division (High Technology Division), and examine potential areas of growth in the electronic monitoring industry.

(2) The Company plans to hire marketing and sales staff for Gemini, and to actively pursue primarily large corporate clients for Gemini's product line. Management feels that this strategy will produce healthy sales in the next fiscal year, and years to come.

(3) The Company plans to actively seek acquisition targets for both divisions, to develop a strong vibrant Company with two active profitable divisions. The Company would like to acquire at least one successful, operating business for each division over the next year.

Accounting Policies and Procedures

	The Company follows generally accepted accounting principles in preparing its financial statements, and has audited statements produced annually, with its quarterly statements produced by its management and accountants.

Revenue Recognition

	Revenue is recognized using the accrual method of accounting.

Statements of Cash Flows

	Statements of Cash Flow are prepared quarterly, on a consolidated basis, using generally accepted accounting principles and guidelines.

Inventory

	The Company keeps minimal inventory, manufacturing goods in response to orders.

Fixed Assets

	Fixed assets are valued based on their depreciated value.
Depreciation is calculated using the straight line method.

Principles of Consolidation

	All Financial Statements are produced on a consolidated basis.

Statement Re: Computation of Earnings Per Share

	The Company has a simple capital structure as defined by APB Opinion Number 15. Accordingly, earnings per share is calculated by dividing net income by the weighted average shares outstanding.

Provision for Income Taxes

	Provisions for income tax are computed quarterly using the guidelines as defined in the Federal and State Statutes.

The Company's Immediate Capital Requirements

	The Company requires about $1,000,000 to continue the growth and market penetration of its products and its R&D (For discussion, See "Liquidity").

ITEM 8	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

	Included at Pages 34 through 49 hereof.

Item 9.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
	ACCOUNTING AND FINANCIAL DISCLOSURE.

The firm of Bobbitt, Pittenger and Company PA (BPC) audited the financial statements of the Company for the fiscal year ended Dec. 31, 1998, through June 30, 1999. On March 20, 2000, pursuant to a vote of the Board of Directors, the firm of Stan J. H. Lee and Company was selected to audit the financial statements of the Company for the year ended December 31, 1999, and December 31, 2000.

The report of BPC on the Company's financial statements for the previous year did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the entire period of the engagement of BPC, through June 30, 1999, there had been no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to BPC's satisfaction, would have caused BPC to make reference in connection with its reports to the subject matter of the disagreement.

                               PART III


Item 10	DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

	The following sets forth the names and ages of all the Directors and Executive Officers of the Company, positions held by such person, length of service, when first elected or appointed and term of office.

                             First Elected
Name                  Age    or Appointed/Term   Position


Paul A. Sloan         41     1997                President, Chief Executive
                                                 Officer and Director.

Larry Provost*        51                         Chairman of the Board of
                                                 Directors, Secretary,
                                                 Treasurer and Chief
                                                 Financial Officer.

Michael Solomon**     54     1997                Senior Vice President.

Lester H. Cohen**     53     1997                Vice President-Marketing.

James Vondra          58     1997                Director.

Kim Adolphe           41     1999                Director, President of
                                                 Subsidiary (Gemini Learning
                                                 Systems, Inc.).

Jim Marquis           57     1999                Director.

Todd Finch            34     1999                Director.
___________________
*   retired from all positions in February, 2000
**  retired in May, 1999.

Biographies of Directors, Officers and Officers Nominees.

Mr. Paul A. Sloan is President, Chief Executive Officer and a Director of the Company. Mr. Sloan was President of Sloan Electronics, Inc., and had been since its inception in 1990. Mr. Sloan co-founded Vorec Corporation in 1986 and served as design team leader.

Mr. Larry Provost has been Chairman, Secretary and Chief Financial Officer of the Company since the December 5, 1997. Mr. Provost is presently President of Production Talent, Inc., a film and video production company, and President of Vidco, Inc., an equipment leasing company. Mr. Provost graduated with a B.A. degree in Psychology from New York University in 1970. Mr. Provost retired from all positions in February, 2000.

Mr. Michael Solomon is Senior Vice President. Mr. Solomon has worked at the New York City Police Department for 15 years. Mr. Solomon founded Pro-Tech Security Systems, a company that installs and services residential and commercial security systems, after retirement from the New York City Police Department. Mr. Solomon holds a Master's Degree in Criminal Justice Administration from New York Institute of Technology. Solomon retired from all positions in May, 1999.

Mr. Lester H. Cohen is Vice President - Marketing. Mr. Cohen served as New York State Division of Probatio0n Training Administrator, Chief of Planning Policy and Program Development for the same department and as a Line Probation Officer in the Steuben County Probation Department. Mr. Cohen received a Master's Degree in Social Work from Adelphi University, School of Social Work. Mr. Cohen retired from all positions in May, 1999.

Mr. James Vondra is a Director of the Company. From 1991 to the present, Mr. Vondra has been a Senior Systems Analyst for data based management systems (IMS development) produced by Computer Science Corp., located in Texas. He received a BA in Business Administration in 1963 from North Texas State University. Mr. Vondra has 29 years experience in data processing and system programming.

Mrs. Kim Adolphe is a Director. For the past 5 years, she has been President and CEO of Gemini. Mrs. Adolphe runs Gemini on a day to day basis. Her role is to oversee the strategic direction of the company and to ensure that the people and processes to accomplish Gemini's corporate objectives are in place. She has held this position continuously, on a full time basis, since 1990.

Mrs. Adolphe is a director and alumni member of Canadian Advanced Technology Alliance (CATA). She was the founding President of the Calgary UNIX User's Group (CUUG), spearheading the first Internet service in Calgary. Mrs. Adolphe has published papers in such journals as Canadian Artificial Intelligence and co-authored an international award-winning paper on the SWIFT (SoftWare Intelligent Freeform Training) methodology.

Jim Marquis, is a Director. He is currently Vice President and a Board member of Kimchuk, Inc. and a Board member of Smartcom, Inc., Thermal Waste Technologies, Smart Communications, Inc., Investment Funding LLC, and Baron Express LLC and a partner of Professional Properties. In March of 1971 he joined Kimchuk, Inc. and formed their electronics equipment fabrication division, and has been with the company since that time, rising through the ranks to his current position. Mr. Marquis received a BSEE from the University of Bridgeport in 1968 and a MBA from the University of Connecticut in 1974.

Mr. Todd Finch is a Director. He has extensive internet experience while holding the position of the President of Netscape Canada. He was also involved in the formation of the Sun-Netscape Alliance of Canada.

Item 11 	EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

The Directors received no cash compensation in 1999, but did receive the following stock options during 1999:

Name           	Amount      Exercise Price       Term     Amount Exercised

Mr. Provost(1)  50,000      1.44                 5 yr           0
Mr. Sloan       50,000      1.44                 5 yr           0
Mr. Cohen(2)    10,000      1.12                10 yr           0
Mr. Solomon(3)  10,000      1.12                10 yr           0
Mr. Vondra      10,000      1.12                10 yr           0
Mr. Marquis     10,000      1.12                10 yr           0
______________
(1) Larry Provost retired from the Board in February, 2000.
(2) Lester Cohen retired from the Board in May, 1999.
(3) Michael Solomon retired from the Board in May, 1999.

EXECUTIVE COMPENSATION

The primary objectives of the Company's executive compensation structure are to maintain executive compensation at competitive levels to retain qualified personnel and to reward individuals for their respective contributions to the Company's success. Bonuses may be granted in order to reward and acknowledge employees for, among other things, individual initiative and achievement. A number of factors are considered in determining compensation of executives, such as historical financial results, anticipated revenues and earnings for the next fiscal year, individual contributions to, and length of service with, the Company, compensation levels at other companies (both within and outside the Company's industry), and equity and fairness within the top levels of management. Decisions on executive officer compensation are, however, primarily subjective. No predetermined weight is generally assigned to any of the factors mentioned above. A guideline in determining bonus compensation for division presidents and other designated executive officers has historically been the achievement of budgeted sales and earnings levels, but no other specific corporate performance related targets are otherwise used and the achievement of such goals is not, in all cases, determinative of whether an executive officer will receive bonus compensation or the amount of such compensation.

Summary Compensation Table:

Name and Principle                             All Other Compensation
Position               Year    Salary          Pecuniary        Shares

Larry Provost*         1999   $78,000(3)                        50,000(4)
Chairman, Secretary    1998   $52,000(3)       $18,000(1)       20,000(4)
Treasurer and Chief    1997   $18,000                          196,350(2)
Financial Officer

Paul Sloan             1999   $78,000(3)                        50,000(4)
President, Chief       1998   $60,000(5)                        20,000(4)
Executive Officer      1997   $60,000(6)
and Director

Lester Cohen**         1999                                     10,000(4)
VP Marketing,          1998                                     10,000(4)
Director

Michael Solomon***     1999                                     10,000(4)
Senior VP              1998                                     10,000(4)
Director

Jim Vondra             1999                                     10,000(4)
Director               1998                                     10,000(4)

Kim Adolphe            1999   $123,000(8)                    2,000,000(9)
Director, and          1998     70,000(8)
President
of Subsidiary          1997     37,650(8)

James Marquis          1999                                     10,000(4)
_____________
*   Retired from all positions in February, 2000.
**  Retired from all positions in May, 1999.
*** Retired in May, 1999.

(1) Mr. Provost received a $18,000 stipend to cover the costs of maintaining an office.
(2) Mr. Provost received an aggregate of 196,350 shares as part of total compensation during fiscal year 1997.

(3) Mr. Provost and Mr. Sloan received $0 as of December 31, 1999. This amount is accrued and payable by the Company.
(4) Shares in stock option plan (unexercised).
(5) Mr. Sloan has received $25,000 as of December 31, 1998. The balance of $35,000 is accrued and payable by the Company.
(6) Mr. Sloan has received $40,000 as of December 31, 1997. The balance of $20,000 is accrued and payable by the Company.
(7) This represents one month's salary.
(8) Salary and auto expenses received from Subsidiary. This is consolidated and carried back two years, even though the Subsidiary was only purchased in September, 1999.
(9) Shares received as compensation for the purchase of Gemini. The original sale price was 20,000,000 shares, which were subject to the 1 for 10 reverse split in November, 1999,

In addition, the Company may award stock options to key employees, members of management, directors and consultants under stock option programs as bonuses based on service and performance.

Item 12	Security Ownership of Certain Beneficial Owners and Management

Parents of the Company

	The following table discloses all persons who are parent of the Company (as such term is defined in Securities and Exchange Commission Regulation C), showing the basis of control and as to each parent, the percentage of voting securities owned or other basis of control by its immediate parent if any.

                        Name and Address       Amount and Nature of   Percent
Title of Class          of Beneficial Owner    Beneficial Ownership   of Class

Common Stock            Paul Sloan             207,504                6.6%
                        4266 Higel Ave.        Record and Beneficial
                        Sarasota FL  34242     Owner

Common Stock            Kim Adolphe            2,000,000             63.2%
                        Suite 38 RR# 12        Record and Beneficial
                        Calgary Alta. T3E 6W5  Owner

Transaction with Promoters, if Organized Within the Past Five Years

	There have been no transactions with Promoters over the past five years.

Principal Stockholders

	As of December 31, 1999, the following persons (including any "group" are, based on information available to the Company, beneficial owners of more than five percent of the Company's common stock (its only class of voting securities):

                        Name and Address       Amount and Nature of   Percent
Title of Class          of Beneficial Owner    Beneficial Ownership   of Class

Common Stock            Paul Sloan             207,504                6.6%
                        4266 Higel Ave.        Record and Beneficial
                        Sarasota FL  34242     Owner

Common Stock            Kim Adolphe            2,000,000              63.2%
                        Suite 38 RR# 12        Record and Beneficial
                        Calgary Alta. T3E 6W5  Owner

Security Ownership of Management

	As of the date of this Prospectus, the following table discloses, as to each class of equity securities of the registrant or any of its parents or subsidiaries other than directors' qualifying shares, beneficially owned by all directors and nominees, the names of each executive officer (as defined in Item 402[a][2] of Securities and Exchange Commission regulation S-B), and directors and executive officers of the registrant as a group, the total number of shares beneficially owned and the percent of class so owned. Of the number of shares shown, the associated footnotes indicate the amount of shares with respect to which such persons have the right to acquire beneficial ownership as specified in Securities and Exchange Commission Rule 13(d)(1).


                        Name and Address        Amount and Nature of  Percent
Title of Class          of Beneficial Owner     Beneficial Ownership  of Class

Common Stock            Larry Provost           132,750               4.2%
                        116 Teatown Rd.         Record and Beneficial
                        Croton, NY  10520       Owner

Common Stock            Paul Sloan              207,504               6.6%
                        4266 Higel Ave.         Record and Beneficial
                        Sarasota FL  34242      Owner

Common Stock            Lester Cohen (1)        58,876                1.9%
                        7705 Porto Vecchio Pl.  Record and Beneficial
                        Delray Beach FL 33446   Owner

Common Stock            Margery Cohen Trust (1) 58,876                1.9%
                        7705 Porto Vecchio Pl.  Record and Beneficial
                        Delray Beach FL 33446   Owner

Common Stock            Michael Solomon         29,863                0.9%
                        3 Chippewa Ct.          Record and Beneficial
                        Suffern NY 10901        Owner

Common Stock            James Vondra            42,476                1.3%
                        216 Overcrest Dr.       Record and Beneficial
                        Benbrook TX  76126      Owner

Common Stock            Todd Finch              0                     0%
                        1096 Algonquin Drive    Record and Beneficial
                        Mississauga, Ontario    Owner
                        L5H 1P4

Common Stock            Kim Adolphe             2,000,000             63.2%
                        Suite 38 RR# 12         Record and Beneficial
                        Calgary Alta. T3E 6W5   Owner

                        All Directors &         2,530,345             80%
                        as a group (5 persons)
                        Officers

(1) Mr. Lester Cohen is the husband of Mrs. Margery Cohen;
_________________________________________


Item 13	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Transactions

	The following information pertains to all transaction during the last two year, or proposed transactions, to which the Company was or is to be a party, in which any of the following persons had or is to have a direct or indirect material interest: any director or executive officer of the
Company: any nominee for election as a director; any principal security holder listed below; and, any member of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons.

Name and Principle                                All Other Compensation
Position                  Year    Salary          Pecuniary       Shares

Larry Provost*            1999   $78,000(3)                          50,000(4)
Chairman, Secretary       1998   $52,000(3)       $18,000(1)         20,000(4)
Treasurer and Chief       1997   $18,000                            196,350(2)
Financial Officer

Paul Sloan                1999   $78,000(3)                          50,000(4)
President, Chief          1998   $60,000(5)                          20,000(4)
Executive Officer         1997   $60,000(6)
and Director

Lester Cohen**            1999                                       10,000(4)
VP Marketing,             1998                                       10,000(4)
Director

Michael Solomon***        1999                                       10,000(4)
Senior VP                 1998                                       10,000(4)
Director

Jim Vondra                1999                                       10,000(4)
Director                  1998                                       10,000(4)

Kim Adolphe               1999   $123,000(8)                      2,000,000(9)
Director, and President   1998     70,000(8)
of Subsidiary             1997     37,650(8)

James Marquis             1999                                       10,000(4)
_____________
*   Retired from all positions in February, 2000.
**  Retired from all positions in May, 1999.
*** Retired in May, 1999.

(1) Mr. Provost received a $18,000 stipend to cover the costs of maintaining an office.
(2) Mr. Provost received an aggregate of 196,350 shares as part of total compensation during fiscal year 1997.
(3) Mr. Provost and Mr. Sloan received $0 as of December 31, 1999. This amount is accrued and payable by the Company.
(4) Shares in stock option plan (unexercised).
(5) Mr. Sloan has received $25,000 as of December 31, 1998. The balance of $35,000 is accrued and payable by the Company.
(6) Mr. Sloan has received $40,000 as of December 31, 1997. The balance of $20,000 is accrued and payable by the Company.
(7) This represents one month's salary.
(8) Salary and auto expenses received from Subsidiary. This is consolidated and carried back two years, even though the Subsidiary was only purchased in September, 1999.


<PAGE  30


(9) Shares received as compensation for the purchase of Gemini. The original sale price was 20,000,000 shares, which were subject to the 1 for 10 reverse split in November, 1999,


                               PART IV

Item 14.	EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON
		FORM 8-K.

		(a)		The following documents are filed as a part
of this Report:

(1)	Financial Statement.  	The following Financial Statements are filed
as part of this Report:

                                                                        Page

        Report of Independent Public Accountants.                       36

        Balance Sheets: December 31, 1999, December 31, 1998.           37

        Statements of Operations: Year Ended December 31, 1999,
        Year Ended December 31, 1998.                                   38

	Statement of Cash Flows: Year Ended December 31, 1999,
        Year Ended December 31, 1998.                                   39

	Statement of Stockholders' equity: December 31, 1998,
         to December 31, 1999- June 30, 1998.                           40

	Statement of Expenses for the Year Ended December 31, 1999,
        Year Ended December 31, 1998.                                   41

        Notes to Financial Statements.                                  42

 (2)	Exhibits.		The following exhibits are filed as part of
this Report:

Exhibit No.	Item							Page

2.0 Plan and Agreement of Merger between MAS Acquisition I Corp. and Sloan Electronics, Inc. as filed with the Form 8-K Amendment on March 18, 1998.

2.1 Article of Amendment changing company name from MAS Acquisition I Corp. to Sloan Electronics, Inc.
                      as filed with the Form 8-K Amendment on March 18, 1998.

2.11 Article of Amendment changing company name from Sloan Electronics, Inc. to Salient Cybertech, Inc.
                      as filed with the Form 8-K Amendment on March 18, 1998.

2.12 Articles of Incorporation as filed with the Form 0-SB Registration Statement on September 4, 1996.

3.1 Bylaws of the Company adopted by the Company from the Bylaws of Sloan Electronics, Inc. as amended, filed with the form 10-QSB on November 12, 1998

4.0 Specimen Stock Certificate as filed with the Form 10-SB Registration Statement on September 4, 1996.

4.11 Specimen Stock Certificate replacing MAS Acquisition I Corp. Stock Certificate, filed with form 10-KSB/A April 7, 1998.

4.12 Stock Option Plan approved by shareholders May 16, 1998 as filed with form DEF-14A April 10, 1998.

27                    Financial Data Schedule.

(3)	Reports on Form 8-K filed in the fourth quarter and incorporated in the current Report on Form 10-KSB by Reference:

1. Report on Form 8-k filed on May 27, reporting the change of name from Sloan Electronics, Inc. to Salient Cybertech, Inc.

2. Current Report on Form 8-K, reporting the purchase of Gemini Learning Systems, Inc. by the Company, filed on September 28, 1999.

3. First Amendment to Current Report on Form 8-K, providing the details of the purchase of Gemini Learning Systems, Inc. by the Company, filed on October 28, 1999.

4. Second Amendment to the Current Report on Form 8-K, providing the financial details of the purchase of Gemini Learning Systems, Inc., filed on December 28, 1999.

5. Report on Form 8-K, reporting the 1-10 reverse split of the shares in the common stock of the Company.




                              SIGNATURES

	Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SALIENT CYBERTECH, INC.


By              /s/Paul Sloan/s/
		Paul Sloan, President and Director
		(Principal Executive Officer)

Date:	March 30, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, This report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.


SALIENT CYBERTECH, INC.


By              /s/Paul Sloan/s/
		Paul Sloan, President and Director
                  (Principal Executive Officer)

Date:	March 30, 2000.

                         Salient Cybertech,  Inc.


                        Comparative Consolidated
                        Financial Statements and
                        Accountant's Audit Report
                          For the Years Ended

                       December 31, 1999 and 1998

                         Salient Cybertech, Inc.

                        COMPARATIVE  CONSOLIDATED
                         FINANCIAL STATEMENTS

                       December 31, 1999 and 1998





                           TABLE OF CONTENTS
_______________________________________________________________



                                                            Page

Accountant's Audit Report                                   3

Financial  Statements:

     Balance Sheet                                          4

     Statements of Operations and Retained Earning          5

     Statement of Stockholder's Equity                      6

     Statements of Cash Flows                               7

     Statement of Selling., General and Administrative      8

     Notes to Financial Statements                          9


_______________________________________________________________

Stan J.H. Lee & Co., CPAs                               Direct) 201-681-7475
Princeton Corporate Center                              Tel) 609-514-5100
5 Independence Way, Suite 300                           Fax) 609-514-5123
Princeton, NJ  08540
e-mail) sierra5533@aol.com





                        INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and
Shareholders of Salient Cybertech, Inc.
Sarasota , FL



We have audited the accompanying comparative consolidated balance sheet of Salient Cybertech, Inc. as of December 31, l999 and the pro-forma consolidated balance sheet as of December 31, 1998 and the related comparative and pro-forma statement of operations and retained earnings (deficit) , statement of stockholders' equity, comparative and pro-forma consolidated statement of cash flows and the comparative and pro-forma consolidated statements of selling, general and administrative expenses for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Salient Cybertech, Inc. at December 31, l999 and 1998, and the results of its operations and its cash flow for the years then ended in conformity with generally accepted accounting principles.


/s/Stan J.H. Lee & Co. CPAs
_______________________
Stan J.H. Lee & Co., CPAs

March 25, 2000
Princeton , NJ

                             Salient Cybertech, Inc.
                     Balance Sheet at December 31, 1999 and
                               December 31, 1998

                                                                    Pro-Forma
                                                     1999           1998
ASSETS:
      Cash                                           3,650          19,792
      Accounts receivable                            8,873          48,919
      Inventory                                     19,566          27,171
      Income taxes recoverable                      63,416             -
      Prepaid insurance                                -            26,422
      Prepaid legal fees - current                 562,500             -
      Prepaid consulting fees                      133,488             -
      Prepaid expenses and sundry assets             2,285           2,218
      Deferred syndication costs                                   100,000

      TOTAL CURRENT ASSETS                         893,778         224,522

      Equipment - net                               26,909          19,700
      Research and development                     486,769         408,435
      Sundry assets and security deposit             2,285             -
      Prepaid legal fees - long-term                46,875             -
                                                 1,456,616         652,657

LIABILITIES AND STOCKHOLDERS'S EQUITY:
      Bank indebtedness                              2,731           2,779
      Accounts payable                             103,360         122,539
      Accrued expenses                             250,587         120,056
      Accrued interest                              12,240           8,650
      Accrued interest - related party              79,017          41,189
      Notes payable                                 15,000          41,718
      Notes payable - related party                300,053         210,000

      TOTAL CURRENT LIABILITIES                    762,988         546,931

      Notes payable - related party, long term      35,577          33,224
      Due to others                                 45,684          13,927
      Due to shareholders                           72,561             -

                                                   153,822          47,151
      STOCKHOLDERS' EQUITY

      Common stock - authorized 80,000,000 shares;
      par value $0.001; issued and outstanding,
      3,164,900 in 1999 and 10,635,249 in 1998       3,165          10,635

      Additional paid-in capital                 2,453,171         603,141
      Due from officer                             (33,565)        (33,565)
      Accumulated deficit                       (1,882,965)       (521,636)

      TOTAL STOCKHOLDERS' EQUITY                   539,806          58,575

                                                 1,456,616         652,657

    The accompanying notes are integral part of these financial statements

                              Salient Cybertech, Inc.
                      Comparative Consolidated Statement of
                         Operations and Retained Earnings
                               For the Years Ending
                              December 31, 1999 and
                                December 31, 1998


                                                                 Pro-Forma
                                             For the year        for the year
                                                ended            ended
                                              12/31/99           12/31/98


SALES                                           112,554          119,782
COST OF SALES                                    11,386           67,959

GROSS PROFIT                                    101,168           51,823

EXPENSES

Selling                                          45,434            13,938
General and administrative                    1,509,585           604,245
Interest                                         48,114            39,481
capitalization of research and                      -                 -
development expenditure                        (80,326)          (150,798)

                                              1,522,807           506,866

OPERATING LOSS                               (1,421,639)         (455,043)

OTHER INCOME                                     25,000               -
RECOVERY OF SCIENTIFIC
RESEARCH TAX CREDIT                              31,305            94,650

LOSS BEFORE INCOME TAXES                     (1,365,334)         (360,393)

INCOME TAXES                                       -                  -

EXTRAORDINARY GAIN                                 -               50,185



NET LOSS                                     (1,365,334)         (310,208)

DEFICIT, BEGINNING                             (521,636)         (151,998)

NET GAIN FROM FOREIGN
CONVERSION                                        4,005           (59,430)

DEFICIT , END                                (1,882,965)         (521,636)


NET LOSS PER SHARE                      $.1979 per share      $.0314 per share

    The accompanying notes are integral part of these financial statements

                             Salient Cybertech, Inc.
                       Statement of Shareholders' Equity
                            at December 31, 1999 and
                               December 31, 1998


                                              Others     Retained    Total
              Common Stocks Issued  Paid-in  (Due from   Earnings Shareholders'
              Shares   Amount ( $)  capital   officer)  (Deficit)    Equity

Beginning
balance
  1/1/1998   9,189,699   9,190      226,645   (33,565)   (151,998)  50,272

Common
stocks
issued       1,445,550   1,445      376,496                    -   377,941

Loss from
currency
conversion                                                (59,430) (59,430)

Loss  for the
year 1998                                                (310,208)(310,208)


Ending
balance
12/31/1998  10,635,249  10,635      603,141   (33,565)   (521,636)  58,575

Common
stocks
issued       1,012,500  1,013     1,850,030                      1,851,043

Purchase of
Gemini
Learning
Systems,
Inc.        20,000,000

Gain from
currency
conversion                                                  4,005    4,005

Others                 (8,483)                                      (8,483)
Loss for
the year
1999                                                   (1,365,334)(1,365,334)

Ending
balance
12/31/1999   3,164,900  3,165     2,453,171    (33,565)(1,882,965) 539,806


   The accompanying notes are integral part of these financial statements

                           Salient Cybertech, Inc.
               Comparative Consolidated Statement of Cash Flow
           For the Years Ending December 31, 1999 and December 31, 1998


                                                                   Pro-Forma
                                                12/31/99           12/31/98
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss                                       (1,365,334)         (310,208)

Adjustments to reconcile net loss to
net cash used in operating activities:
Depreciation and amortization                      47,533            75,089

Gain(Loss) from currency conversion                 4,005           (59,430)
(Increase) decrease in operating assets:
Accounts receivable - net                          40,046            64,303
Inventory                                           7,605
Income taxes recoverable                          (63,416)          (17,020)
Prepaid insurance                                  26,422            52,523
Prepaid legal and consulting fees                (842,911)           18,137
Other assets                                       (2,352)              163
Deferred syndication costs                        100,000          (100,000)

Accounts payable                                  (19,179)          (27,226)
Bank indebtedness                                                     2,060
Accrued expenses                                  130,531            85,304
Accrued interest                                    3,590            25,963
Accrued interest - related parties                 37,828            76,718

                                               (1,895,632)         (113,624)

CASH FLOW FROM INVESTING ACTIVITIES

Acquisition of equipment                          (54,762)          (82,945)
Expenditure for research and development          (78,334)          (14,422)

                                                 (133,096)          (97,367)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from loans                                92,406
Loans from other                                  104,318            10,752
Repayments of debt                                (26,718)          (15,770)

 Proceeds from sale of common stock             1,842,560           228,083

                                                2,012,566           223,065

NET (DECREASE) INCREASE IN CASH                   (16,162)           12,074

CASH, at beginning of period                       19,792             7,721

CASH, at end of year                                3,630            19,792

    The accompanying notes are integral part of these financial statements

                             Salient Cybertech, Inc.
                     Comparative Consolidated Statement of
                    Operating Expenses For the Years Ending
                    December 31, 1999 and December 31, 1998

                                                          Pro-Forma
                                   for the year          for the year
                                     ended                 ended
                                    12/31/99              12/31/98

Selling expenses:

Trade show                              197                  61
Consulting                           42,566              12,661
Advertising                             450                  20
Brochures and catalog                 2,221                  46


                                     45,434              13,938
General and administrative
expenses:

Auto expense                          1,404               3,492
Bank charge                           6,360              11,118
Bad debt                              1,671              75,089
Salary                              159,569             127,072
Consulting and commission            54,707              53,550
Insurance                            35,103              29,426
Other expenses                        1,105              30,521
Office expense and supplies          14,524              31,115
Professional and consulting       1,154,009             111,755
Rent                                 18,143              12,100
Taxes                                   605               5,448
Other operating expense                 -                19,245
Amortization                         47,553              75,089
Communication                         7,044               9,385
Travel                                7,788               9,840


                                  1,509,585             604,245



    The accompanying notes are integral part of these financial statements

                             SALIENT CYBERTECH, INC.

                         NOTES TO FINANCIAL STATEMENTS
                              FOR THE YEARS ENDED
                          DECEMBER 31, 1999 AND 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Salient Cybertech, Inc. (formerly known as Sloan Electronics,Inc.)
(the "Company") was incorporated in the state of Florida in July, 1993. The Company designs, manufacturers and markets electronics monitoring equipment for the criminal justice industry and the long-term health care industry.

The subsidiary company which was incorporated under the laws of the Canadian Province of Alberta in June 1990 is a software applications development company, specializing in distance education and training solutions. The company created and markets software technology called SWIFT (SoftWare Intelligent Freeform Training). The Company is emerging from its development phase, having created an entire product line based on the SWIFT technology.

The company has begun to establish clients and a distribution network in Canada, the United States, the United Kingdom and Europe.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Equipment

Equipment is recorded at cost. The equipment is depreciated over its estimated useful life, using the straight-line method of accounting.

Earnings per Share

Basic earnings per share (EPS) is computed by dividing income available to common shareholder by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if dilutive securities and other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common sock that then shared in the earnings of the Company.

Statements of Cash Flows

For purposes of reporting cash flows, the Company considers cash and cash equivalents as those amounts which are not subject to restrictions or penalties and have an original maturity of three months or less.

Reclassifications

Certain reclassifications have been made to the 1998 financial statements to conform with the 1999 financial statement presentation.

                             SALIENT CYBERTECH, INC.

                         NOTES TO FINANCIAL STATEMENTS
                             FOR THE YEARS ENDED
                          DECEMBER 31, 1999 AND 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Use of Consolidated and Pro-Forma Comparative Data

The comparative financial statements for 1998 were prepared on a pro-forma basis, as if the Purchase of Gemini had occurred on January 1, 1998.
This was done to provide a clear comparative picture for comparing the statements for 1998 to those of 1999, which were prepared on a consolidated basis.

Revenue and Expense Recognition

The Company prepares its financial statements on the accrual accounting basis. Consequently, certain revenue and related assets are recognized when earned rather than when received, and certain expenses are recognized when the obligation is incurred or the asset consumed, rather than when paid.

Accounting Method

The Company recognizes income and expenses on accrual basis.

Depreciation

Depreciation is computed by using the straight-line method for financial reporting purposes and the modified accelerated cost recovery method for federal income tax purposes.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences between the bases of certain assets and liabilities for financial and tax reporting.

The deferred taxes represent the future tax return consequences of those differences, which will either be taxable when the assets and liabilities are recovered or settled.

Net Operating Loss Carry-forward

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes for operating losses that are available to offset future taxable income.

Intangible Assets

Intangible assets subject to amortization include organization costs, loan closing costs, and in-force leasehold costs.

Reclassifications

Certain accounts in the prior-year financial statements have been reclassified for comparative purposes to conform with the presentation in the current-year financial statements.

                             SALIENT CYBERTECH, INC.

                         NOTE TO FINANCIAL STATEMENTS
                            FOR THE YEARS ENDED
                         DECEMBER 31, 1999 AND 1998


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property and Equipment

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the estimated useful lives.

Inventories

Inventories are stated at the lower of cost (determined on the first-in, first-out basis) or market.

Deferred Syndication Costs

Deferred syndication costs represent legal and professional fees related to the registration of a new issue of common stock. When the common stock is issued, these costs will reduce proceeds received as reflected in stockholder's equity.


NOTE B- NOTES PAYABLE AND NOTES PAYABLE TO RELATED PARTIES


Note payable to an individual, 15% annual
Interest rate, payable on demand                             $ 15,000


NOTES PAYABLE                                                $ 15,000



Note payable to a stockholder, 20% annual
Interest rate, maturity date March 1, 1996.                  $ 10,000

Note payable to a stockholder, 18%
Compounded interest rate, payable on demand.                  100,000

Note payable to a stockholder, 5% annual
Interest rate, maturity date of December 16,1998.              40,000

Notes payable to a stockholder, 10% annual
interest rate, maturity date of October 22, 1999.              20,000

Note payable to a stockholder, 10% annual
interest rate, maturity date December 7, 1999.                 30,000

Note payable to a stockholder, 10% annual
interest rate, maturity date of January 5, 2000
for $20,000 and March 29, 2000 for $5000.                      25,000

                             SALIENT CYBERTECH, INC.

                          NOTE TO FINANCIAL STATEMENTS
                             FOR THE YEARS ENDED
                          DECEMBER 31, 1999 AND 1998


NOTE B- NOTES PAYABLE AND NOTES PAYABLE TO RELATED PARTIES -  CONTINUED

Note payable to a stockholder, 10% annual
interest rate, maturity date of May 27, 2000.                  10,000

Notes payable to the Company president, 10 %
annual interest rate, maturity date of  June 30, l999.          6,000

Notes payable to the Company president, 10 %
annual interest rate, payable upon demand.                     52,853

Note payable to the Company president, 10%
annual interest rate, maturity date of October 7,
1998.                                                           7,000

NOTES PAYABLE TO RELATED PARTIES                             $300,053

The Company has not repaid loans whose maturity dates have passed since no funds were available. Interest continues to accrue under the same terms.

The notes payable - related party, long term, represents amounts owed to Wayne Adolphe, husband of the President of Gemini Learning Systems, Inc. The loans have no fixed term, bear a simple interest rate of 4 % per annum on outstanding principal, and are payable upon a change of ownership. Accordingly, the notes are due on September 24, l999, effective date of the change of ownership but the notes remain unpaid as of the date of the statements and the management has no specific plan of retiring the same in near future.

NOTE C - INCOME TAXES

At December 31, 1999, the Company has a net operating loss carry forward of approximately $ 1,882,965 that will be available to offset future taxable income through 2014. Based on historical operations, management has elected to record a valuation allowance equal to the deferred tax benefit of $696,697, calculated using an effective income tax rate of 37%.
The Company has no significant differences between book and taxable income.

NOTE D - NET LOSS PER SHARE

The following sets forth the computation of basic and diluted earnings per share:

Numerator                                  Year 1999                Year 1998

      Operating loss                   $ ( 1,365,334)             $  (360,393)

Denominator
     Denominator for basic earnings
     per share - weighted average
     shares                                6,900,075                9,888,219

Net loss per common share            $ .1979 per share       $ .0365 per share

                             SALIENT CYBERTECH, INC.

                          NOTE TO FINANCIAL STATEMENTS
                             FOR THE YEARS ENDED
                          DECEMBER 31, 1999 AND 1998


NOTE E - STOCK - BASED COMPENSATION

In 1998, the Company established a stock option plan ("the Plan") to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of the Company may be granted incentive stock options and/or non-qualified stock options to purchase common stock of the Company.

The Plan requires the exercise price shall not be less than the fair market value per share of the common stock at the time the option is granted, with respect to incentive stock options and not less than 85% of the fair market value per share of the common stock at the time the option is granted with respect to non-qualified stock options. Incentive stock options to employees who own more than 10% of the total combined voting power of all classes of stock require that the exercise price shall not be less than 110% of the fair market value of the common stock at the time the incentive stock option is granted.

The term of each incentive and non-qualified stock option is established by the plan administrator but may not exceed ten years. Incentive stock options to employees who own more the 10% of the total combined voting power of all classes of stock of the Company may not exceed five years.

Non-qualified stock options granted under the Plan in 1999 total 220,000 shares, with an exercise price of $1.12 and an expiration date of February 24, 2009. Compensation expense related to these options and included in the income statement for the period ending June 30, 1999 is $20,059.

The minimum fair value of options granted during 1999 estimated on the date of grant was $.64 per share. The fair value of options granted is estimated on the date of the grant using the following assumptions: risk-free interest rate of 5.7% and an expected life of 10 years.

NOTE F - RELATED PARTY TRANSACTIONS

The company rents space from the president under a month to month lease, for $1,000 per month. Rent expense related to this lease , paid or accrued were $ 12,000 in 1999 and $ 12,100 in 1998.


NOTE G - FAIR VALUE OF FINANACIAL INSTRUMENTS IN ACCORDANCE WITH THE
                  REQUIREMENTS OF SFAS NO.107

The Company's financial instruments consist of all its assets and liabilities. The Company's management has determined that the fair value of all of its financial instruments is equivalent to the carrying cost.


NOTE H - STOCK TRANSACTIONS


In February 1999, the Company issued 500,000 shares to a law firm for legal services to be provided over a two year period which is the anticipated life of the services. The market price of the shares on the day they were issued was $1.375. The prepaid consulting services were valued using this market value and are being amortized over a one year period.

                             SALIENT CYBERTECH, INC.

                          NOTE TO FINANCIAL STATEMENTS
                              FOR THE YEARS ENDED
                           DECEMBER 31, 1999 AND 1998


In March 1999, the Company sold 12,500 shares to an investor for $ 10,000.

In April 1999, the Company issued 500,000 shares to a consulting firm for public relations and other services to be provided to the Company. The term of the agreement covers one year. The market price of the shares on the day they were issued was $ 1.375. The prepaid consulting services were valued using this market and are amortized over a one year period.


In May 1999, the board of directors approved changing the certificate of incorporation to authorize the issuance of twenty shares of preferred stock. Each share of preferred stock is convertible to 1,500,000 shares of common stock at the will of the holder of the preferred stock.

NOTE I - COMMITMENTS AND CONTINGENCIES

In May 1999, the board of directors approved a reverse stock split of up to 10 to 1 which was carried out on November 1, 1999 at the discretion of the chairman. The board of directors also approved the issuance of the twenty shares of preferred stock to two key employees of the company subsequent to the stock split As of the financial statement date neither the reverse split nor the issuance of the preferred shares had occurred.

The Company provides a limited warranty on its products. The warranty covers all defects in materials or workmanship in the product for one year from the date of purchase. The Company will repair or replace units covered by this warranty without charge to the consumer for labor or materials. No amounts have been accrued in the financial statements as the company does not believe that any warranty claims would be material.

The Company has a general liability insurance policy that provides coverage for liability claims arising out of the products it sells. The Company has not been the subject of any material product claim. The sale of the Company's products entails the risk of product liability claims. In addition, many of the companies with which the Company does or may do business may require financial assurances of product reliability. The Company has product liability insurance, but may be required to pay higher premiums associated with the new product development. Because of the high cost of product liability insurance, there can be no assurance that additional insurance will be available on acceptable terms, if at all, or that it will provide adequate coverage against potential liabilities.

NOTE J - DEPENDENCE ON THE THIRD PARTY CONTRACT MANUFATURER

The Company subcontracts the manufacturing of all its products to one contractor. The Company has an understanding but no agreement with the contractor to manufacture its products. Although to date the contractor has been able to manufacture the company's products on a timely basis, there is no assurance that future manufacturing by the contractor will not be delayed or interrupted due to shortage in components or manufacturing capacity. The Company believes that there are alternative contract manufacturers that could produce the Company's products, but is not pursuing agreements or understandings with alternative sources. The inability of the Company to develop alternative manufacturers, if required in the future, could have a material adverse effect on the Company's results of operations.

                             SALIENT CYBERTECH, INC.

                          NOTE TO FINANCIAL STATEMENTS
                              FOR THE YEARS ENDED
                           DECEMBER 31, 1999 AND 1998


NOTE K - GOING CONCERN

As shown in the accompanying financial statements, the Company incurred accumulated deficit of $ 1,882,965 as of December 31, l999. The ability of the Company to continue as a going concern is dependent on obtaining additional capital and financing and operating at a profitable level. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE L -  BUSINESS COMBINATION

In September 24, 1999, the Company purchased a Canadian corporation
(Seller), Gemini Learning Systems, Inc. The purchase price is 20,000,000 shares of common stocks in the Company paid at closing. An additional
50,000 shares of stock, which shall not be subject to any stock split, shall be made available to the Seller to reward key employees of the business at the Seller's discretion so long as said shares are issued in conformance with the purchaser's existing non-qualified stock option plan.

The agreement also entitles the Seller to an additional 9,230,000 shares of common stock in the event the business earns three million dollars in gross sales for the fiscal year ended September 30, 2000. If the business has a gross sales for the fiscal year ended September 30, 2000 which are at least double the business' gross sales for the fiscal year ended September 30, 1999, but less than three million dollars, than the Seller shall be entitled to a percentage of the 9,230,000 additional shares. In addition, if as of September 30, 2000 the prior five trading days average closing price of the Company's stock is greater than or equal to three dollars per share, adjusted for any split, and the gross revenue of the business is at least eighty percent of the total preceding calendar year revenues than the Seller shall be entitled to the additional shares. In the event the business earns ten million dollars in gross sales for the fiscal year ended September 30,2001, then the Seller is entitled to an additional 30,730,000 shares of common stock in the Company. If the business has gross sales for the fiscal year ended September 30, 2001 which are at least double the business' gross sales for the fiscal year ended September 30, 2000 and at least quadruple the business' gross sales for the fiscal year ended
September 30, 1999 but less than ten million dollars then the Seller shall be entitled to a percentage of the 30,730,00 additional shares. In addition, if as of September 30, 2001 the prior five trading days average closing price of the Company's stock is greater than or equal to five dollars per share, adjusted for any split, and the gross revenue of the business is at least eighty percent of the total preceding calendar year revenues of the Company the Seller shall be entitled to the additional shares. These figures have not been adjusted to take into account the 1 for 10 stock split in November, 1999, and must be adjusted accordingly. The agreement also provides for additional shares to be issued to the Seller if the targeted projections or targeted share prices are exceeded.
In addition, the letter of intent calls for the Company to pay $750,000 to the Seller for the purposes of funding the Company's future growth. These monies are to be raised through a public offering.

                             SALIENT CYBERTECH, INC.

                          NOTE TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


NOTE M - RESEARCH AND DEVELOPMENT

All research and development expenditures net of refundable income tax credits (said refund issued by Revenue Canada, irrespective of the existence of net taxable income) have been capitalized and are being amortized on a ten year straight line basis. Costs incurred internally have been historically charged as expenses, until technological feasibility for the product line (the SWIFT technology) had been established, after which they were capitalized over the expected life of the technology.
(SFAS 86).

The Canadian company has filed certain claims with Revenue Canada for Scientific Research and Development Expenditures with respect to its 1999 and 1998 tax years. The refunds relating to these claims have been recorded as receivable but are subject to audit. No provision has been made in the financial statements for any reassessment which may results from audits as management is of the opinion that the differences, if any, will not be material. Any change will be accounted for in the year of reassessment.

NOTE N - DESCRIPTION OF LEASING ARRANGEMENTS

Gemini currently rents approximately 2,104 square feet for its staff, at Suite 605, 839 - 5th Avenue SW, Calgary, Alberta, Canada T2P 3C8 under long term lease agreement which expires on December 31, 2001.

The annual rent for premises consists of a minimum rent plus realty taxes, maintenance, heat and certain other expenses. Minimum rent payable for premises for each of the next three years to maturity of the leases are as follows;

         1999                    $  15,220
         2000                    $  16,500
         2001                     $ 16,500


NOTE O - FOREIGN CURRENCY CONVERSION

The Financial Statements are expressed in U. S. dollars.

Current assets and liabilities of Gemini Learning Systems, Inc. denominated in Canadian dollars at the year end are translated into U.S. dollars at the rate of exchange prevailing on that date. Transactions in foreign currencies are recorded in U. S. dollars at the rates of exchange prevailing on the date of the transactions. Exchange gains and losses are reflected in income.

BLANK PAGE

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              FORM 10-QSB
[x]           QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934
              For the quarter ended - September 30, 2001
                                        OR
[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
              For the transition period from ......to........

                       Commission File Number 0-28772
                          Salient Cybertech, Inc.
               (Name of Small Business Issuer in its charter)

                Delaware                                35-1990559
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)              Identification Number)

    1999 Lincoln Drive, Suite 202, Sarasota, Florida           34236
     (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code:(941) 953-6168


                    ______________________________
 (Former name, former address and former fiscal year if changed since last report).

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90
days.     YES [x] NO [ ]

There were 19,105,257 shares of Common Stock outstanding having a par value of $0.001 per share as of September 30, 2001. There were 14 shares of Preferred Stock, having no par value, issued and outstanding as of September 30, 2001.


                   Documents Incorporated by Reference

Certain exhibits listed in Item 6 of Part II have been incorporated by reference. An index to exhibits appears with Item 6.



THIS QUARTERLY REPORT CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS QUARTERLY REPORT AND INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, WITH RESPECT TO (I) THE COMPANY'S PRODUCT DEVELOPMENT AND FINANCING PLANS, (II) TRENDS AFFECTING THE COMPANY'S FINANCIAL CONDITION OR RESULTS OF OPERATIONS, (III) THE IMPACT OF COMPETITION AND (IV) THE EXPANSION OF CERTAIN OPERATIONS. ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.

                        SALIENT CYBERTECH, INC.




                         REPORT ON REVIEW OF
                        FINANCIAL STATEMENTS




                 FOR THE PERIODS ENDED SEPTEMBER 30, 2001
                        AND DECEMBER 31, 2000













                                       Bobbitt, Pittenger & Company, P.A.


        52 (F1)



November 13, 2001


TO THE BOARD OF DIRECTORS
Salient Cybertech, Inc.
Sarasota, Florida


                         ACCOUNTANTS' REVIEW REPORT

We have reviewed the accompanying consolidated balance sheets of Salient Cybertech, Inc., as of September 30, 2001 and December 31, 2000, the related consolidated statements of changes in stockholders' equity for the periods then ended, and the consolidated statements of operations and comprehensive income for the three month and nine month periods ending September 30, 2001 and 2000 and consolidated cash flows for the nine month periods ending September 30, 2001 and 2000, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Salient Cybertech, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

Certain conditions indicate that the Company may be unable to continue as a going concern. The accompanying financial statements do not include any adjustments to the financial statements that might be necessary should the Company be unable to continue as a going concern.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.




/s/Bobbitt, Pittenger and Company, P.A./s/
Certified Public Accountants


        53 (F2)


                        SALIENT CYBERTECH, INC.




                              CONTENTS


                                                            PAGE

FINANCIAL STATEMENTS                                        2-12 (F1-F11)

ACCOUNTANTS' REVIEW REPORT                                  3    (F2)

CONSOLIDATED BALANCE SHEETS                                 5    (F4)

CONSOLIDATED STATEMENTS OF OPERATIONS                       7    (F6)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME             8    (F7)

CONSOLIDATED STATEMENTS OF CHANGES IN
STOCKHOLDERS' EQUITY                                        9    (F8)

CONSOLIDATED STATEMENTS OF CASH FLOWS                      10    (F9)


        54 (F3)


                        SALIENT CYBERTECH, INC.

                     CONSOLIDATED BALANCE SHEETS




                                           September 30,     December 31,
                                               2001              2000

ASSETS


Cash                                       $    1,055        $   588,291
Restricted cash                                                   93,537
Accounts receivable, net of
allowance of $54,153                                             184,657
Inventory                                                      1,001,255
Other receivables - current                   760,000
Prepaid legal fees                                                23,438
Prepaid expenses                                                  14,846

TOTAL CURRENT ASSETS                          761,055          1,906,024

Real estate and equipment - net                   521          4,511,787
Other receivables - long-term                  36,000
Goodwill - net                                                   188,538
Loan costs - net                                                  36,435
Other assets                                    4,187              3,107

                                             $801,763         $6,645,891



See accountants' review report.


        55 (F4)


                        SALIENT CYBERTECH, INC.

                     CONSOLIDATED BALANCE SHEETS
                             (Continued)





                                           September 30,     December 31,
                                               2001              2000

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Current maturities of long-term debt       $    1,440        $   359,326
Accounts payable                              207,854          1,252,128
Accrued expenses                              549,836            543,625
Accrued interest                              274,302            162,664
Notes payable - related party                 276,847            469,284
TOTAL CURRENT LIABILITIES                   1,310,279          2,787,027

Long-term debt, less current maturities       615,030          2,334,460

TOTAL LIABILITIES                           1,925,309          5,121,487

STOCKHOLDERS' EQUITY
Common stock - authorized
80,000,000 shares;
par value $.001;
issued and outstanding,
19,105,257 and 7,424,904
shares at September 30,
2001 and December 31, 2000,
respectively.                                  19,105              7,425
Preferred Stock - authorized
20 shares; par value $.001;
issued and outstanding,
14 and 20 shares
at September 30, 2001
and December 31, 2000,
respectively.  Each share
convertible into 1.5
million shares of common stock.
Additional paid-in capital                  6,284,746          5,279,360
Other accumulated income                                           6,990
Accumulated deficit                        (7,427,397)        (3,769,371)

TOTAL STOCKHOLDERS' EQUITY                 (1,123,546)         1,524,404

                                           $  801,763        $ 6,645,891

        56 (F5)


                        SALIENT CYBERTECH, INC.

                  CONSOLIDATED STATEMENTS OF OPERATIONS




                  Nine months     Three months    Nine months    Three months
                     ended           ended          ended           ended
                 September 30,   September 30,   September 30,   September 30,
                     2001            2001            2000            2000


REVENUE            $    -          $    -          $    -           $    -

EXPENSES
General and
administrative  1,326,444         327,839         771,774          254,206
Interest          154,245               -          43,679           11,079

                1,480,689         327,839         815,453          265,285

OPERATING LOSS (1,480,689)       (327,839)       (815,453)        (265,285)

Nonrealized
loss on other
receivable     (3,964,000)     (1,764,000)

LOSS FROM
CONTINUING
OPERATIONS
BEFORE
INCOME TAXES   (5,444,689)     (2,091,839)       (815,453)        (265,285)

INCOME TAXES            -               -               -                -

NET LOSS FROM
CONTINUING
OPERATIONS     (5,444,689)     (2,091,839)       (815,453)        (265,285)

DISCONTINUED
OPERATIONS:

LOSS FROM
OPERATION OF
DISCONTINUED
SUBSIDIARIES   (1,084,837)       (191,344)     (1,785,252)        (683,282)

GAIN FROM
DISPOSAL OF
DISCONTINUED
SUBSIDIARIES    2,871,500       1,209,909               -                -

NET LOSS      $(3,658,026)    $(1,073,274)    $(2,600,705)       $(948,567)

NET LOSS
PER SHARE,
CONTINUING
OPERATIONS    $     (.513)    $     (.177)    $     (.204)       $   (.063)

NET LOSS
PER SHARE     $     (.345)    $     (.094)    $     (.668)       $   (.224)



See accountants' review report.


        57 (F6)


                        SALIENT CYBERTECH, INC.

            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME


                  Nine months     Three months    Nine months    Three months
                     ended           ended          ended           ended
                 September 30,   September 30,   September 30,   September 30,
                     2001            2001            2000            2000


NET (LOSS)
INCOME        $(3,658,026)    $(1,073,274)    $(2,600,705)      $(948,567)

Other compre-
hensive income
Currency
translation
adjustments             -         (14,945)          2,000           1,015

COMPREHENSIVE
(LOSS)
INCOME        $(3,658,026)    $(1,088,219)    $(2,598,705)      $(947,552)


See accountants' review report.


        58 (F7)


                        SALIENT CYBERTECH, INC.

        CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY



                        Additional   Accumulated other   Retained
                Common   Paid-in      Comprehensive      Earnings
                Stock    Capital         Income         (deficit)   Total

BALANCE,
January 1,
2000         $   3,164  $  390,806   $   4,005          $ 159,844  $  557,819

Common Stock
sold             1,235   1,233,765                                  1,235,000

Common Stock
issued
for
compensation        71     285,085                                    285,156

Common Stock
issued
for services     2,863  12,685,241                                 12,688,104

Syndication
costs                  (12,510,943)                               (12,510,943)

Common and
Preferred Stock
issued for
purchase of
subsidiary          92   3,195,406                                  3,195,498

Gain from
currency
conversion                               2,985                          2,985

Net loss                            (3,929,215)        (3,929,215)

Balance,
December 31,
2000             7,425   5,279,360       6,990         (3,769,371)  1,524,404

Common Stock
issued as
compensation     9,175     555,750                                    564,925

Common Stock
issued           2,505     449,636                                    452,141

Gain from
currency
conversion                              (6,990)                        (6,990)

Net income                          (3,658,026)        (3,658,026)

BALANCE,
September
30, 2001       $19,105 $ 6,284,746  $    -            $(7,427,397)$(1,123,546)



See accountants' review report.


        59 (F8)


                        SALIENT CYBERTECH, INC.

                 CONSOLIDATED STATEMENTS OF CASH FLOWS




                                                      September 30,
                                                  2001             2000

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                   $(3,658,026)     $(2,600,705)
Adjustments to reconcile
net income (loss) to
net cash used in operating
activities:
Depreciation                                   225,729           66,860
Amortization                                    85,844          175,200
Gain on foreign currency                        (6,990)
Stock issued for services                    1,017,066
(Decrease) increase in operating
assets:
Restricted cash                                                  75,358
Accounts receivable - net                      184,657         (219,797)
Inventory                                    1,001,255          (96,445)
Other receivables                             (796,000)
Prepaid expenses                                38,284           63,416
Prepaid legal and consulting fees                               555,363
Other assets                                   137,528           (1,562)
(Decrease) increase in operating
liabilities:
Accounts payable                            (1,044,274)         201,470
Accrued expenses                                 6,211           (5,036)
Accrued interest                               111,638           43,661

NET CASH USED IN OPERATING ACTIVITIES       (2,697,078)      (1,742,217)

CASH FLOWS USED BY INVESTING ACTIVITIES
Purchase of property and equipment                              (49,234)
Property and equipment
included in sale of subsidiaries             4,286,058
Sale of subsidiaries - see schedules
below - Purchase of short-term
investments                                                      (4,002)

NET CASH PROVIDED (USED) BY INVESTING
ACTIVITIES                                   4,286,058          (53,236)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds of loans                              600,015          475,071
Proceeds from loans from related
parties                                        111,189           53,743
Repayments from shareholder                    (41,591)          33,565
Repayments of loans                           (119,255)        (212,123)
Debt included in sale of subsidiary         (2,820,111)
Proceeds from sale of Common Stock                            1,250,000

NET CASH (USED) PROVIDED BY
FINANCING ACTIVITIES                        (2,269,753)       1,600,256

See accountants' review report.


        60 (F9)


                        SALIENT CYBERTECH, INC.

                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Continued)

                                                      September 30,
                                                  2001             2000


NET DECREASE IN CASH                          (680,773)        (195,197)

CASH, at beginning of period                   681,828          356,240

CASH, at end of period                     $     1,055      $   161,043
SUPPLEMENTAL DISCLOSURES:
Interest paid                              $    42,608      $    74,230

Schedule of non-cash investing and
financing
transactions:
6 shares of Preferred Stock
converted to
7,500,000 Common Shares,
expensed as
compensation expense                       $   540,000

175,000 shares issued for
compensation
expense                                    $    15,750

Issuance of 2,430,353 shares
for services                               $   449,636

Sale of 100% stock in Futronix, Inc.
Assets sold:
Cash                                       $   322,902
Accounts receivable                            185,434
Inventory                                    1,045,420
Property and equipment                       4,240,735
Other assets                                    36,435
                                             5,830,926

Liabilities released:
Payables and accrued expenses                1,021,597
Debt                                         2,995,920

Net assets sold                            $ 1,813,409

Payment for net assets sold:
Cash due                                   $   800,000
Investments due                              4,000,000
Advances to Futronix                        (1,325,000)
Gain on sale of subsidiary                  (1,661,591)

                                           $ 1,813,409
        61 (F10)

                        SALIENT CYBERTECH, INC.

                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Continued)

                                                      September 30,
                                                  2001             2000


Sale of 100% stock in Gemini Learning
Systems, Inc.
Assets sold:
Property and equipment                     $    45,323
Goodwill                                       102,694
Other assets                                     6,223
                                               154,240

Liabilities released:
Bank overdraft                                   7,653
Payables and accrued expenses                  207,305
Intercompany liability                       1,536,636
Related party debt                             149,191
                                             1,900,785

Net liabilities released                   $(1,746,545)

Transaction consideration:
Advances to Gemini                         $(1,536,636)
Release of bond debt                         1,000,000
Gain on sale of subsidiary                  (1,209,909)

                                           $(1,746,545)


        62 (F11)


Part I.  Item 2. Description of Business and Management's Discussion

Salient Cybertech, Inc. (the "Company") is the new name for Sloan Electronics, Inc. authorized by the shareholders at the Annual Shareholders' Meeting on May 22, 1999 and approved by the Board of Directors on May 22, 1999. The company, through the Sloan Electronics division had designed, manufactured and marketed electronic monitoring equipment for the criminal justice industry and the long-term health care industry. It had also marketed house arrest monitoring equipment through its in-house marketing department and distributed its products through national service providers. The Company, while continuing to support existing clients, has ceased to actively engage in these business endeavors in favor of building its portfolio of acquisitions and building the businesses of the acquired companies.

Salient Cybertech, Inc. is actively seeking acquisition candidates with interests in technology, Internet, distance learning, and security industries.

During the third quarter 1999, the Company acquired, for stock, Gemini Learning Systems, Inc., which operated as part of the Internet/technology division of the company. Gemini Learning Systems, Inc. was sold by the Company to Haines Avenue, LLC. on September 28, 2001, subject to ratification of the transaction by the shareholders of the Company. The terms of the sale were:

1) Haines would retire the convertible debenture it had held, issued on November 10, 2000, said debenture fully described in the Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 22, 2000 and in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, said Report filed with the SEC on March 19, 2001.

2) All monies owed to Haines pursuant to the debenture issued by the Company to Haines in the sum of $600,000 would become a non-recourse loan, secured solely by the Company's interest in Futronix, Inc., a former subsidiary of the Company sold on March 19, 2001 to Trident Systems International, Inc. The transaction and its aftermath are more fully described in the Reports on Form 8-K filed with the SEC on March 21, 2001 and May 8, 2001. (See also, Legal Proceedings, below).

3) All conversion privileges associated with the abovementioned debentures would be extinguished effective September 28, 2001.

4) In the event that the Company merged with another Company or in the event that a reverse takeover of the Company occurred, Haines would receive consideration equal to 18% of the Company's total consideration as a result of such transaction.

The agreements executed between the parties outlining the terms of the abovementioned agreement are appended to this Report as Exhibits.

On Tuesday May 23, 2000, Salient Cybertech, Inc. (the "Company") executed an agreement whereby it acquired Futronix, Inc. ("Futronix"). The acquisition was accomplished by the Company forming a Delaware subsidiary, known as Salient Acquisition Corporation, with that corporation merging with Futronix. The surviving Corporation, continued to carry on business as Futronix, Inc., a wholly owned subsidiary of the Company. The transaction is more fully described in the Report on Form 8-K, filed on May 25, 2000, with the Securities and Exchange Commission.

On March 19, 2001, Futronix was sold to Trident Systems International, Inc. for the sum of $8,000,000. The transaction involved the transfer of 400,000 restricted shares of Trident's common stock and $800,000 in cash to Salient in exchange for all outstanding shares of Futronix. The terms of the transaction were fully disclosed in a Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2001, and said Report is incorporated herein by reference.

The former owners of Futronix, Inc. have asserted a claim that the transaction is void as no transaction involving Futronix may take place without the approval of the former owners of Futronix, Inc., Rande Newberry and Nevin Jenkins. Newberry and Jenkins also claim that they have the right to rescind the original purchase of Futronix by Salient Cybertech, Inc., and that they have exercised that right.

Salient has commenced action in Florida Circuit Court for a declaratory Judgment stating that Salient owned Futronix at all material times, and the sale of Futronix was a valid sale.

Salient Cybertech's revenues are currently primarily from the product sales of Gemini. However, as Gemini was sold on September 28, 2001, the income is non-recurring, and, as of the date of sale, Salient has no active income or operating business.

              MANAGEMENT'S DISCUSSION AND ANALYSIS OF
          RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.


     The following discussion should be read in conjunction with the information contained in the Financial Statements of the Company and in conjunction with the Balance Sheet at December 31, 2000 and Income Statement for the year ended December 31, 2000 contained in the Company's Annual Report 10-KSB, and in conjunction with the quarterly 10-QSB reports for the periods ended March 31, 2001 and June 30, 2001, incorporated herein by reference, and is qualified in its entirety by reference to such Financial Statements and Reports.


RESULTS OF OPERATIONS

All of the Company's revenues were derived from sales of Gemini Learning Systems, Inc. Gemini was sold to Haines Avenue, LLC. on September 28, 2001. Sales revenues are recognized when the products are shipped.

For the three-month period ending on September 30, 2001, the company had a loss of $191,344 from its discontinued operations. This reflects the operating loss from Gemini's operations. The comparable loss during the same quarter of 2000 was $683,282, reflecting losses from both Futronix, Inc. and Gemini. Futronix was sold in March of 2001, as more fully described elsewhere in this Report. Except for the revenues from discontinued operations, Salient had no operating revenues for the first nine months of the current fiscal year.

General and administrative expenses were $327,839 for the three-months ended September 30, 2001, compared to $254,206 for the same period in 2000. This large increase in general and administrative expenses for the period in 2001 is a one time expense associated with the issue of stock to Kim Adolphe and recognition of the stock conversion by Paul Sloan (both events more fully described elsewhere in this Report).

Interest expenses decreased from $11,079 in the third quarter of 2000 to $0.0 in the third quarter of 2001. Interest expense is expected to increase as interest accrues and future debt is incurred.

The operating loss for the current fiscal quarter was $327,939 as compared to an operating loss for the third quarter of 2000 of $815,453. The loss was due to the common shares issued and the expense adjustments, as mentioned above.

The net loss for the three-months ended September 30, 2001 was $1,073,284, as compared to a net loss of $948,567 for the same period in 2000. The overall loss in 2001 was due to adjustments for the sale of Gemini, Gemini's losses for the quarter, and the stock transactions mentioned above.

LIQUIDITY AND CAPITAL RESOURCES.

Net cash used in operating activities was $2,697,078 for the third quarter of 2001 as compared to $1,742,217 for the third quarter of 2000. The increased use of cash was due predominately to the adjustments associated with the sale of Gemini.

Net cash provided by investing activities was $4,286,058 for the quarter ended September 30, 2001. Cash used in investing activities for the third quarter of 2000 was $53,236. The large sum generated in 2001 is reflective of the sale of Gemini.

Net cash used by financing activities was $2,269,753 for the three-months ended September 30, 2001, predominately due to the sale of Gemini.

The current cash position of the Company was $1,055 on September 30, 2001, while the total current assets of the company were $761,055 on September 30, 2001. The total current assets on December 31, 2000 were $1,906,024. The change in current asset levels is due to the decrease in Cash and Inventory which resulted from the sale of Futronix, Inc.

The current cash and working capital position and future income from operations will require sufficient additional capital to meet company cash and working capital needs in supporting Gemini until it is fully self sufficient.

MATERIAL EVENTS:

On September 28, 2001, Gemini Learning Systems, Inc., was sold to Haines Avenue, LLC. on terms that are discussed elsewhere in this Report, pursuant to the Agreements appended to this Report as Exhibits.

Kim Adolphe, president of Gemini Learning Systems, Inc. was issued 800,000 common shares in the capital stock of the Company to defray expenses paid by her on behalf of Gemini.

To insure the consummation of the Gemini transaction and thereby remove the conversion priveleges of the Haines Avenue, LLC. debentures, which would, at current market prices, give Haines the right to over 75,000,000 shares, Paul Sloan, President of Salient, converted 5 preferred shares into
7.5 million common shares.

Kim Adolphe resigned from the Board of Directors on November 14, 2001.

Sean Zausner was appointed to fill the opening created by her resignation.

Mr. Zausner has previous experience as a holder of a Series 7 license and working at multiple stock brokerage firms in the financial industry. In addition, Mr. Zausner has held various positions in the financial industry with hedge fund/day trading and venture capital organizations. Mr.
Zausner is currently employed by the IDT Group, Inc.

Jim Vondra resigned from the Board of Directors on November 14, 2001.

Darren Silverman was appointed to fill the opening created by his resignation.

Mr. Silverman has previous experience as a holder of a Series 7 license and working at multiple stock brokerage firms in the financial industry. In addition, Mr. Silverman has held various positions in the financial industry with hedge fund/day trading and venture capital organizations.
Mr. Silverman is currently employed by the IDT Group, Inc.

Ira Helman resigned from the Board of Directors on November 14, 2001, said resignation to be effective upon his receipt of specified securities which are in transit at the time of this filing. Mr. Helman also resigned as Acting Secretary of the Company.

Kristian Baso was appointed to fill the opening on the Board of Directors created by his resignation. Mr. Baso has previous experience as a holder of a Series 7 license and working at multiple stock brokerage firms in the financial industry. In addition, Mr. Baso has held various positions in the financial industry with hedge fund/day trading and venture capital organizations. Mr. Baso is currently employed by the IDT Group, Inc.

Paul Sloan, President of Salient, was appointed Acting Secretary of the Company at the pleasure of the Board of Directors until the next annual meeting of the Company.

PART II.  OTHER INFORMATION

Item 1. Legal Proceedings.

Neither Gemini, nor the Company is currently a party to any pending or threatened litigation of a meritorious or material nature or that could result in a significant financial impact, except as disclosed herein. From time to time the Company, or Gemini, may be involved in lawsuits in the normal course of its business, that do not have a material impact upon the Company.

On March 19, 2001, upon all parties having completed the due diligence requirements they felt necessary, Futronix, Inc. was sold by the Registrant to Trident Systems International, Inc., subject to
Board approval by the Board of Directors of each company. The transaction was valued at $8,000,000. The terms of the transaction were fully disclosed in a Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2001, and said Report is incorporated herein by reference.

The former owners of Futronix, Inc. have asserted a claim that the transaction is void as no transaction involving Futronix may take place without the approval of the former owners of Futronix, Inc., Rande Newberry and Nevin Jenkins. Newberry and Jenkins also claim that they have the right to rescind the original purchase of Futronix by Salient Cybertech, Inc., and that they have excised that right.

Salient has advanced over $1.3 million to Futronix. The last $600,000 was advanced on March 20,2001, on the explicit understanding that Futronix was to be sold to Trident Systems International, Inc. The former owners of Futronix explicitly waived their rights to any rescission in November, 2000.

Management feels that Newberry and Jenkins have no legal basis for their claim of rescission, and that the sale of Futronix was valid and legally enforceable.

Salient has commenced action in Florida Circuit Court for a declaratory Judgment stating that Salient owned Futronix at all material times, and the sale of Futronix was a valid sale.

To date Trident has advanced $55,000 as against the said sale, and the shares issued to Salient are being held back pending the resolution of this matter.


Item 2. Changes in Securities

None.

Item 3. Defaults.

None

Item 4. Submission Of Matters To A Vote Of Security Holders.

The Company is currently preparing all material to be disseminated to the shareholders of the Company to consider, prior to calling a meeting of Shareholders to request the ratification of the sale of Futronix and the sale of Gemini.


Item 5. Other Information

On September 28, 2001, Gemini Learning Systems, Inc., was sold to Haines Avenue, LLC. on terms that are discussed elsewhere in this Report, pursuant to the Agreements appended to this Report as Exhibits.

Item 6. Exhibits and Reports on Form 8-K

(a) Exhibits

(13) Incorporated by reference:
Quarterly and Annual Reports on Form 10-QSB and 10-KSB, respectively, as timely filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934.

(24.6) Consent of Auditors                                     Page 19

(99) Agreements between Salient and Haines effecting the sale of
Gemini to Haines, retiring the $1,000,000 debenture issued on
November 10, 2000 to Haines, and modifying the debenture issued in
March, 2001, by Haines.                                        Page 20


(b) Reports on Form 8-K

     1. Form 8-K filed with the Securities and Exchange Commission on September 28, 1999 regarding the acquisition of Gemini Learning Systems, Inc.

     2. Form 8-K/A filed with the Securities and Exchange Commission on October 29, 1999 regarding the acquisition of Gemini Learning Systems, Inc.

     3. Form 8-K filed with the Securities and Exchange Commission on November 1, 1999 regarding the reverse stock split.

     4. Report on Form 8-K filed on May 27, 1999 reporting the change of name from Sloan Electronics, Inc. to Salient Cybertech, Inc.

     5. Current Report on Form 8-K, reporting the purchase of Gemini Learning Systems, Inc. by the Company, filed on September 28, 1999.

     6. First Amendment to Current Report on Form 8-K, providing the details of the purchase of Gemini Learning Systems, Inc. by the Company, filed on October 28, 1999.

     7. Second Amendment to the Current Report on Form 8-K, providing the financial details of the purchase of Gemini Learning Systems, Inc., filed on December 28, 1999.

     8. Report on Form 8-K filed on February 22, 2000, reporting the resignation of a director.

     9. Report on Form 8-K filed on March 29, 2000 (amended on April 8,
2000), reporting the change of Accountants.

    10. Report on Form 8-K filed on May 1, 2000, reporting the change of address.

    11. Report on Form 8-K filed on May 5, 2000, reporting the executive employment agreement.

    12. Report on Form 8-K filed on May 23, 2000, reporting the purchase of Futronix, Inc.

    13. Report on Form 8-K filed on September 21, 2000, reporting the termination of consulting agreement.

    14. Report on Form 8-K filed on November 22, 2000 (amended on November 28, 2000), reporting Debenture and Securities Purchase Agreement.

    15. Report on Form 8-K filed on November 27, 2000, Gemini Contract with Nortel.

    16. Report on Form 8-K filed on January 23, 2001, Change of
Accountants, amended on January 31, 2001.

    17. Report on Form 8-K filed on March 21, 2001, sale of Futronix to Trident Systems International, Inc.

    18. Report on Form 8-K filed on May 15, 2001, Legal Dispute with former owners of Futronix.

(c) Other Filings Incorporated by Reference

   1. Proxy Statement on Form DEF 14A, filed on March 16, 2001.

   2. Form NT-10-QSB filed on May 15, 2001.

   3. Form NT-10-QSB filed on August 15, 2001.


                               Signatures

   In accordance with the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          Salient Cybertech, Inc.

Dated:  November 15, 2001
                                              By: /s/Paul Sloan
                                              Paul Sloan
                                              President and CEO

EXHIBIT 24.6
                   Consent of Registrant's Auditors


November 14, 2001

Securities and Exchange Commission
Washington, D.C. 20549

RE:  Salient Cybertech, Inc.
     Report on Form 10-QSB for the Periods ending
     September 30, 2001 and September 30, 2000.





Gentlemen:


     We have reviewed the balance sheet, pro-forma balance sheet, and accompanying statements of the Registrant for the quarters ending on September 30, 2001 and September 30, 2000, and consent to the Accountant's reports and statements being filed with the Quarterly Report on Form 10-QSB for the quarter ending on September 30, 2001 with any amendment thereto. This accounting firm hereby consents to the filing of this consent as an exhibit to the Quarterly Report abovementioned.





/s/Bobbitt,Pittenger/s/
Certified Public Accountants

AMENDED AND RESTATED STOCK PLEDGE AND SECURITY AGREEMENT

	AMENDED AND RESTATED STOCK PLEDGE AND SECURITY AGREEMENT
(this "Restated Agreement"), dated as of September 28, 2001, between SALIENT CYBERTECH, INC., a Delaware corporation ("Pledgor" or "Debtor") and HAINES AVENUE, LLC, a Cayman Islands limited liability corporation ("Pledgee" or "Secured Party").

	Reference is made to the Stock Pledge Agreement, dated as of March 19, 2001 (the "Original Agreement"), between Pledgor and Pledgee.

	Reference is also made to the Amendment and Modification Agreement of even date herewith (the "Modification Agreement"), between Debtor and Secured Party. As contemplated by the Modification Agreement, Debtor and Secured Party desire to modify and amend the Original Agreement, as contemplated below. To reflect the foregoing, the Debtor and Secured
Party have agreed to restate the Original Agreement in its entirety, as set forth below.

	Unless otherwise specified, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Modification Agreement or, if not defined therein, in the Original Agreement.

	Section 1.     The Pledged Shares

	(a)	Except as provided below or as contemplated by the other
provisions of this Restated Agreement, the terms of Section 1 of the Original Agreement remain in effect and are incorporated herein by reference as if set forth herein in full. In connection therewith, Pledgor shall, to the extent not already accomplished, deliver to Pledgee certificate(s) representing the Shares, stamped with a bank medallion guarantee, along with a stock transfer power duly executed in blank by Pledgor, to be held by Pledgee as part of the Collateral (as defined below).

	(b)	Except as provided below or as contemplated by the other
provisions of this Restated Agreement, the terms of Section 5 of the Original Agreement remain in effect and are incorporated herein by reference as if set forth herein in full. The reference to "Section 6" in said Section 5 shall be deemed to refer to Section 10 of this Restated Agreement.

	Section 2.     The Security Interests.

     	(a)	In order to secure the due and punctual fulfillment and
performance of all of the Obligations of Debtor to the Secured Party, whether now existing or hereafter arising under any of the Transaction Agreements and all other documentation and instruments reflecting the Obligations (as defined below), whether direct or indirect, absolute or contingent, joint or several, due or to become due, whether now existing or hereafter arising, and any amendments, extensions, renewals or increases, and all costs and expenses of the Secured Party incurred in the enforcement or collection in connection with any of the foregoing, including reasonable attorneys' fees and expenses (all of the foregoing, collectively, included in the term

"Obligations" as used herein), the Debtor hereby grants, conveys, transfers and assigns to the Secured Party a continuing security interest in:

(i)		the Shares;

(ii)		the Futronix Interests;

(iii) all furniture, equipment, cash and marketable securities, current and future accounts receivable now or hereafter owned by the Debtor, or held by any agent, representative or bailee of the Debtor wherever located resulting from ownership of or the sale of the all or part of Debtor's interest in the Shares and/or the Futronix Interests;

in each event, whether now owned or hereafter acquired, together with all additions, substitutions, replacements and proceeds and all income interest, dividends and other distributions thereon and any other securities or assets received, receivable or otherwise distributed in respect or in exchange therefor, including, without limitation, any shares and other securities or assets into which the same are convertible or exchangeable (hereinafter collectively called the "Collateral"). To the extent not previously effected, Debtor shall, simultaneously herewith, deliver to the Secured Party one or more certificates representing 100% of the outstanding shares of Futronix (the "Futronix Shares"), accompanied by a duly endorsed stock transfer power which is stamped with a bank medallion guarantee, to be held by the Secured Party, to secure and perfect the Secured Party's security interest granted herein.

	(b)	The security interests granted pursuant to this Section 2
(the "Security Interests") are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.

	(c)	The Security Interests shall terminate on the date when
there are no outstanding Obligations, except that such Security Interest shall continue to secure (x) any Obligations outstanding on such date (each, an "Outstanding Obligation") and (ii) any obligations continuing to accrue with respect to Outstanding Obligations after such date.

	(d)	In addition to the delivery of the Shares referred to in
Section 2 of the Original Agreement and Section 1 of this Restated Agreement, all other shares and Collateral in the form of securities to be delivered to Secured Party shall be accompanied by delivery by Debtor of all executed stock transfer powers or other transfer documents necessary or desirable to, in the opinion of Secured Party, to effect the purposes and intent of this Restated Agreement. If at any time the Collateral delivered on or before the date of this Restated Agreement shall not be adequate to secure the Obligations as required hereunder, then, upon notice from Secured Party, Debtor shall promptly deliver to or as directed by Secured Party a sufficient number of additional Shares to comply with Debtor's obligations hereunder.

	Section 3.     Filing; Further Assurances.

	(a)	The Debtor will, at its expense, execute, deliver, file and
record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Restated Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral.

	(b)	At any time and from time to time, upon demand of the
Secured Party, the Debtor will give, execute, file and record any notice, financing statement, continuation statement, instrument, document or agreement that the Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or to enable the Secured Party to inform its rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact to do all acts and things in the Debtor's name that the Secured Party may deem necessary or desirable, which appointment is deemed to be coupled with an interest, but which will expire when all of the Obligations have been satisfied. As long as any of the Obligations is outstanding, the Secured Party is authorized to file financing statements, continuation statements and other documents under the Uniform Commercial Code or any other applicable statute relating to the creation, recording and perfection of security interests (collectively, the "Commercial Code") relating to the Collateral without the Debtor's signature, naming the Debtor as debtor and the Secured Party as secured party.

	Section 4. Representations and Warranties of Debtor. The Debtor hereby represents and warrants to the Secured Party as follows (subject to the interests of Trident in and to the Futronix Shares):

	(a)	There are no restrictions on the pledge or transfer of any
of the Collateral, other than restrictions referenced on the face of any certificates evidencing the Collateral.

	(b)	the Debtor is the legal, beneficial and record owner of the
Collateral, which, if and to the extent relevant, is registered in the name of the Debtor as of the date hereof.

	(c)	Except as specified on Exhibit 1 attached hereto, the
Collateral is free and clear of any security interests, pledges, liens, encumbrances charges, agreements, claims or other arrangements or restrictions of any kind; and the Debtor will not incur, create, assume or permit to exist and pledge, security interest, lien, charge or other encumbrance of any nature whatsoever on any of the Collateral or assign, pledge or otherwise encumber any right to receive income from the Collateral. Except for such financing statements as may be described on Exhibit 1 attached hereto and made a part hereof, no financing statement covering the Collateral is on file in any public office, other than the financing statements filed pursuant to this Restated Agreement.

	(e)	The Debtor has the right to transfer the Collateral free of
any encumbrances and the Debtor will defend the Debtor's title to the Collateral against the claims of all persons, and any registration with, or consent or approval to or action by, any federal, state or other governmental authority or regulatory body which was or is necessary for the validity of the pledge and grant of the security interest in the Collateral has been obtained.

	(d)	Upon the occurrence of a Debtor Event of Default, no third
party has any rights to receive notice of such default or the sale of the Collateral or any portion thereof, and no third party has rights to purchase all or any portion of the Collateral.

	(e)	All additional information, representations and warranties
contained in Exhibit 1 attached hereto and made a part hereof are true, accurate and complete on the date hereof.

	(f)	To the extent not included in any of the representations
referred to above, each of the representations made in Section 7 of the Original Agreement is incorporated herein by reference as if stated herein in full.

	Section 5. Covenants of Debtor. The Debtor hereby covenants and agrees with the Secured Party that the Debtor (a) will, at the Debtor's sole cost and expense, defend the Collateral against all claims and demands of all persons at any time claiming any interest therein junior to the Secured Party's interest; (b) will provide the Secured Party with prompt written notice of (i) any change in the chief executive officer (howsoever designated by title) of the Debtor or the office where the Debtor maintains its books and records pertaining to the Collateral or the corporate name of the Debtor; (ii) the movement or location of all or a material part of the Collateral to or at any address other than as set forth in said Exhibit 1; and (iii) any facts which constitute an event of default under any of the Transaction Agreements, or which, with the giving of notice and/or the passage of time, could or would constitute an Debtor Event of Default, pursuant to Section 8 below; (c) will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent that such taxes, assessments and charges shall be contested in good faith by the Debtor; (d) will immediately notify the Secured Party of any event causing a substantial loss or diminution in the value of all or any material part of the Collateral and the amount or an estimate of the amount of such loss or diminution; (e) will, to the extent consistent with industry practice, have and maintain adequate insurance at all times with respect to the Collateral against risks of fire (including so-called extended coverage) and theft, and such other risks as are customary in the Debtor's industry for the respective items included in the Collateral, such insurance to be payable to the Secured Party and the Debtor as their respective interests may appear, and shall provide for a minimum of ten (10) days prior written notice of cancellation to the Secured Party, and Debtor shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions; (f) will not sell or offer to sell or otherwise assign, transfer or dispose of the Collateral or any interest therein, without the prior written consent of the Secured Party, except in the ordinary course of business; (g) will keep the Collateral free from any adverse lien, security interest or encumbrance (except for encumbrances existing on the date hereof) and, to the extent applicable, in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof; and (h) will not use the Collateral in material violation of any statute or ordinance the violation of which could materially and adversely affect the Debtor's business.

	Section 6. Records Relating To Collateral. The Debtor will keep its records concerning the Collateral at its offices designated in
Exhibit 1 or at such other place or places of business of which the Secured Party shall have been notified in writing no less than ten (10) days prior thereto. The Debtor will hold and preserve such records and chattel paper and will permit representatives of the Secured Party at any time during normal business hours upon reasonable notice to examine and inspect the Collateral and to make abstracts from such records and chattel paper, and will furnish to the Secured Party such information and reports regarding the Collateral as the Secured Party may from time to time reasonably request.

	Section 7. General Authority. The Debtor hereby appoints the Secured Party the Debtor's lawful attorney, with full power of substitution, in the name of the Debtor, for the sole use and benefit of the Secured Party, but at the Debtor's expense, to exercise, all or any of the following powers with respect to all or any of the Collateral during the existence of any Debtor Event of Default:

	(a)	to demand, sue for, collect, receive and give acquittance
for any and all monies due or to become due;

	(b)	to receive, take, endorse, assign and deliver all checks,
debentures, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Secured Party;

	(c)	to settle, compromise, prosecute or defend any action or
proceeding with respect thereto;

        (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds thereof or the related goods securing the Collateral, as fully and effectually as if the Secured Party were the sole and absolute owner thereof;

        (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto; and

	(f)  	to discharge any taxes, liens, security interests or other
encumbrances at any time placed thereon;

provided that the Secured Party shall give the Debtor not less than ten
(10) days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral.

	Section 8. Debtor Events of Default. The Debtor shall be in default under this Restated Agreement upon the occurrence of any of the following events (a "Debtor Event of Default"):

	(a)  	if any representation or warranty made by the Debtor in
this Restated Agreement shall be false or misleading in any material respect;

	(b)	the Debtor's failure to pay to the Secured Party any amount
due from the Debtor to the Secured Party under any provision of any of the Transaction Agreements by the earlier of (i) the date specified in such provision for the payment of such amount or (ii) the date which is ten (10) business days after written demand for such payment is made by or on behalf of Secured Party to Debtor; or

	(c)  	the occurrence of any other default by the Debtor in the
fulfillment of any of the Obligations.

	Section 9.    Remedies Upon Debtor Event of Default.

	(a)	If any Debtor Event of Default shall have occurred, the
Secured Party may exercise all the rights and remedies of a Secured Party under the Commercial Code. The Secured Party may require the Debtor to assemble all or any part of the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient. The Secured Party shall give the Debtor ten (10) days prior written notice of the Secured Party's intention to make any public or private sale or sale at a broker's board or on a securities exchange of the Collateral. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Secured Party, in its sole discretion, may determine. The Secured Party shall not be obligated to make any such sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be adjourned. The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

	(b)	At any bona fide public sale the Secured Party shall be
free to purchase all or any part of the Collateral. Any such sale may be on cash or credit. The Secured Party will not be obligated to make any sale and may sell at the time and place to which the sale is adjourned. If the Collateral is customarily sold on a recognized market or threatens to decline speedily in value, the Secured Party may sell such Collateral at any time without giving prior notice to the Debtor. Whenever notice is otherwise required by law to be sent by the Secured Party to the Debtor of any sale or other disposition of the Collateral, three (3) days' written notice sent to the Debtor at the notice address specified below will be reasonable.

	Section 10. Application of Collateral and Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied in the following order of priorities: (a) first, to pay the reasonable expenses of such sale or other realization, including, without limitation, reasonable attorneys' fees, and all expenses, liabilities and advances reasonably incurred or made by the Secured Party in connection therewith, and any other unreimbursed expenses for which the Secured Party is to be reimbursed pursuant to Section 11; (b) second, to the payment of the Obligations in such order of priority as the Secured Party, in its sole discretion, shall determine; and (c) finally, to pay to the Debtor, or its successors or assigns, or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

	Section 11. Expenses; Secured Party's Lien. The Debtor will forthwith upon demand pay or reimburse to the Secured Party: (a) the amount of any taxes which the Secured Party may have been required to pay by reason of the Security Interests (including, without limitation, any applicable transfer taxes) or to free any of the Collateral from any lien thereon;
and (b) the amount of any and all reasonable out-of-pocket expenses, including, without limitation, the reasonable fees and disbursements of its counsel, and of any agents not regularly in its employ, which the Secured Party may incur in connection with (i) the preparation of any amendments or modifications of this Restated Agreement, (ii) the collection, sale or other disposition of any of the Collateral; (iii) the exercise by the Secured Party of any of the powers conferred upon it hereunder, or (iv) any default by the Debtor hereunder.

	Section 12. Termination of Security Interests; Release of Collateral. Upon the payment and performance in full of all the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination of the Security
Interests or release of Collateral, the Secured Party will, at the Debtor's expense, to the extent permitted by law, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be.

	Section 13. Notices. All notices and other communications, including payment, contemplated by this Restated Agreement from either party to the other shall be in writing and shall be deemed received when actually received if personally delivered, when transmission is confirmed if sent by telecopy, upon expiration of the first business day after being dispatched if sent by Federal Express or other reputable overnight courier service or upon expiration of the third business day after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the other Party as follows:

	TO DEBTOR:

	If by mail or by		Debtor's address provided separately
                                        to Secured Party
        personal delivery,              Attn:
	carrier or private courier:	Telephone: (   )    -

	If by telecopy:			Attn:
					Facsimile Telephone: (   )    -

	TO SECURED PARTY:

	If by mail or by		Secured Party's address provided
                                        separately to Debtor
	personal delivery, 		Attn: David Sims
	carrier or private courier:	Telephone: (284) 494-4770

	If by telecopy:			Attn: David Sims
					Facsimile Tel: (284) 494-4771

Any Party hereto may change its notice address by notice similarly given.

	Section 13.    Miscellaneous.

	(a) 	 The provisions of Section 10 and Section 11(e) of the
Original Agreement are incorporated herein by reference as if set forth herein in full. The provisions of Section 7 of the Modification Agreement

	(b)	This Restated Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws.

 	(c)	If any provision hereof shall prove invalid or unenforceable in any jurisdiction whose laws shall be deemed applicable, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Party.

	(d) 	A facsimile transmission of this signed Restated Agreement
shall be legal and binding on all parties hereto. This Restated Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. This Restated Agreement shall become effective when each of the parties hereto shall have executed and delivered a copy hereof to the other party.

	(e)	The terms and conditions set forth herein represent the
entire agreement between the parties hereby relating to the subject matter contemplated herein. In furtherance of the foregoing, and not in limitation thereof, the parties acknowledge and agree that this Restated Agreement is the sole, complete and entire contract, agreement and understanding between the Debtor and the Secured Party concerning the subject matter hereof for any and all purposes whatsoever; and this Restated Agreement supersedes any and all prior contracts, agreements, relationships, understandings, and/or negotiations, whether oral or written, concerning any of the foregoing.

	(f)	The language of this Restated Agreement shall, in any and
all cases, for any and all purposes, and in any and all circumstances be construed as a whole, according to its fair meaning, not strictly for or against the Debtor or the Secured Party, and with no regard whatsoever to the identity or status of any person or persons who drafted all or any part of this Restated Agreement.

	(g)	Except as provided herein, this Restated Agreement shall
inure to the benefit of and shall be the legally binding obligation of the parties hereto and their respective successors or assigns.

	(h)	No failure on the part of the Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy under this Restated Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy under this Restated Agreement preclude the exercise, in whole or in part, of any other right, power or remedy. The remedies in this Restated Agreement are cumulative and are not exclusive of any other remedies provided by law. Neither this Restated Agreement nor any provision hereof may be changed, waived, discharged or terminated orally but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

	(j)	It is the intention of the parties to continue and modify
the interests granted to the Secured Party in the Original Agreement, so that this Restated Agreement (including the references to specific sections or provisions of the Original Agreement) shall constitute the terms of the entire agreement of the parties with respect to the subject matter hereof.


[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

	(i) 	Unless otherwise defined herein, or unless the context
otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code have the meanings therein stated.

	IN WITNESS WHEREOF, each of the Debtor and the Secured Party has caused this Restated Agreement to be signed and delivered as of the date first above written.

                                 SALIENT CYBERTECH, INC.,
                                 Debtor and Pledgor

                                 By: /s/Paul Sloan

                                 NAME: Paul Sloan
                                 TITLE: President


                                 HAINES AVENUE, LLC,
                                 Secured Party and Pledgee


                                 By: /s/David Sims

                                 NAME: Director, Navigator, Inc.
                                 TITLE: Director

	AMENDMENT AND MODIFICATION AGREEMENT (this "Agreement"), dated as of September 28th, 2001, between SALIENT CYBERTECH, INC., a Delaware corporation, with principal offices at 1999 Lincoln Drive, Suite 202, Sarasota, Florida 34236 ("Salient") and HAINES AVENUE, LLC, a Cayman Islands' limited liability company.

RECITALS

A.	Transactions between Salient and Haines

	On or about November 14, 2000, Salient and Haines entered in certain transactions (the "November Transactions") reflected in certain agreements, including, but not necessarily limited to, a Convertible Debenture Purchase Agreement and the Transaction Documents referred to or contemplated therein
(collectively, the "November Documents").   As part of the November
Transactions, Salient issued its $1,000,000 8% Convertible Debenture Due November 14, 2003 (the "November Debenture") to Haines to reflect a loan in that amount by Haines to Salient.

	On or about March 19, 2001, Salient and Haines entered into additional transactions (the "March Transactions") reflected in certain agreements, including, but not necessarily limited to a Stock Pledge Agreement (the "Pledge Agreement"). As part of the March Transactions, Salient issued its $600,000 8% Convertible Debenture Due March 19, 2004
(the "March Debenture") to Haines to reflect a loan in that amount by Haines to Salient.

	Each of the November Debenture and the March Debenture (each, a "Debenture") is convertible into shares of Salient's common stock ("Common Stock") in accordance with its respective terms.

B.	Salient Transactions Regarding Futronix

 	Pursuant to one or more agreements (collectively, the "Futronix Agreement") among Futronix, Inc. ("Futronix"), the shareholders of Futronix (the "Original Owners") and Salient, Salient acquired, directly or indirectly, all of the shares of Futronix (the "Futronix Stock").

	In March 2001, Salient entered into one or more agreements (collectively, the "Trident Agreement") to sell Futronix to Trident Systems International, Inc. ("Trident") for 400,000 shares of Trident Common Stock (the "Trident Stock") and an aggregate of $800,000 in cash (the
"Trident Cash").

	Subsequent to entering into the Trident Agreement, certain of the Original Owners made claims regarding the effect of the Futronix Agreement and ownership of Futronix. Salient commenced an action (the "Futronix Suit") against, among others, the Original Owners and other parties (collectively, the "Futronix Defendants") seeking a declaratory judgment regarding
Salient's ownership of Futronix and recovery of damages from the Futronix Defendants.

	  To date, except for $55,000, none of the Trident Stock or the Trident Cash (collectively, the "Trident Consideration") has been paid to Salient.

C.	Other

	Salient owns all of the outstanding shares (the "Gemini Stock") of Gemini Learning Systems, Inc. ("Gemini").

D.	Objectives of Parties

	Salient desires to transfer the Gemini Stock to Haines, and Haines desires to acquire the Gemini Stock from Salient, in consideration of the cancellation of the November Debenture.

	Haines is willing to agree to certain modifications to the terms of the March Debenture. Salient will, to the extent not included in the Pledge Agreement, grant Haines a security interest in the Futronix Interests to secure the Obligations (as those terms are defined below). Salient will, in consideration of the modifications to the March Debenture, make certain commitments to Haines regarding the Futronix Suit and agree to provide certain consideration to Haines based on certain developments regarding the Futronix Suit and other matters.

	NOW THEREFORE, Salient and Haines (each, a "Party"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agrees as follows:

	1.	Certain Definitions

	(i)	"Escrow Agent" means Krieger & Prager, LLP, as escrow agent
pursuant to the terms of the Escrow Instructions annexed hereto as Exhibit A (the "Escrow Instructions") or any successor escrow agent designated pursuant to the terms of the Escrow Instructions or by agreement of the Parties.

	(ii)	"Futronix Interests" means (a) any proceeds to be received
by Salient from Futronix or the Futronix Defendants pursuant to any recovery resulting from the Futronix Suit, or from any settlement thereof, (b) the Futronix Stock and the assets of Futronix should ownership of Futronix revert to Salient, and (c) the Trident Consideration received by Salient.

	(iii)	"Gemini Closing Date" means the date on which the transfer
of the Gemini Stock from Salient to Haines is effected.

	(iv)	"Haines Shares" means, if there is a Shell Transaction, 18%
of any assets (cash, stock or other) received by Salient or its shareholders upon consummation of the Shell Transaction, which shall be transferred to the Escrow Agent contemplated by the Pledge Agreement, as amended as contemplated by this Amendment Agreement, immediately upon and contemporaneous with the consummation of the Shell Transaction.

	(v)	"Obligations" means the payment to Haines of all amounts due to Haines under the March Debenture (including, but not limited to, principal and interest) and all other unsatisfied obligations of Salient to Haines under any of the Transaction Agreements.

	(vi)	"Shell Transaction" means a transaction in which Salient is
sold or is merged with another entity.

	(vii)	"Transaction Agreements" means each of the agreements, and
any amendment thereof, relating to the November Transactions, the March Transactions, this Agreement and any future agreement between Salient and Haines.

	2.	Transfer of Gemini to Haines

	(a)	In consideration of the delivery of the November Debenture
to Salient, but subject to the conditions set forth below, Salient hereby sells, assigns and otherwise transfers full ownership of the Gemini Stock to Haines.

	(b)	Subject to the conditions set forth below, Haines agrees to
deliver the November Debenture to Salient in consideration of the transfer of the Gemini Stock as provided herein.

	(c)	The transfer of the Gemini Stock to Haines contemplated by
this Section (the "Gemini Transaction") is conditioned upon the satisfaction of each of the following conditions:

(i)	the representation, which is hereby made by Salient to Haines, that
Salient owns and is transferring to Haines all of the Gemini Stock, representing one hundred percent (100%) ownership of Gemini, free and clear of all claims, liens or other encumbrances of any kind or nature against the Gemini Stock and that there are no outstanding warrants or other rights to purchase any of the shares of Gemini held by Salient or any previously unissued shares of Gemini;

(ii)	as of the Gemini Closing Date, Salient shall have received
shareholder pre-approval of Gemini Transaction and the sale of Salient's assets contemplated thereby;

(iii)	as of the Gemini Closing Date, Salient shall have obtained the consent or approval of all of its creditors, other than Haines, to the Gemini Transaction, to prevent any claims by creditors or a trustee in bankruptcy or debtor in possession which could invalidate the transfer contemplated by the Gemini Transaction from Salient to Haines or result in any liability to Haines; provided, however, that Salient has advised Haines that it may not be able to obtain such consent of Larry Provost (the "Specified Claimant") with respect to any claims he may have against the Salient, in which event the provisions of Section 3(g) hereof shall apply;

(iv)	the Gemini Transaction will comply with all relevant or appropriate federal, state and local laws and regulations;

(v)	as of the Gemini Closing Date, all intercompany liabilities of Gemini in favor of Salient or any of its affiliates or assignees (the "Salient

Group") will be have been extinguished and written confirmation thereof shall have been provided to Haines;

(vi)	the representation by Salient, as of the date hereof and confirmed as of the Gemini Closing Date, that Salient has no intention to file for bankruptcy under any relevant federal or local statute and is not aware of any creditor contemplating taking any action which would result in Salient's being placed in bankruptcy under any such statute;

(vii)	the current Net Outflow of Cash during the period from ______ 2001 to the Gemini Closing Date will not exceed an average of $75,000 per month and Salient shall confirm the same to Haines on the Gemini Closing Date; and

(viii)	on the Gemini Closing Date, Haines shall have received an opinion of counsel to Salient, in form and substance satisfactory to Haines, to the following effect and such other matters as Haines may reasonably request: this Agreement and any other documents necessary or appropriate to reflect the transactions contemplated hereby and the consummation of such transactions have been duly authorized on behalf of Salient; this Agreement and such other documents have been duly signed and delivered on behalf of Salient; this Agreement and such other documents are the valid and binding obligations of Salient, enforceable against it in accordance with their respective terms; and confirming the conditions set forth in each of paragraphs (i) through (iv) above, respectively, has been satisfied.

	(d)	On the Gemini Closing Date, Salient shall deliver to Haines
the Gemini Stock representing 100% of the outstanding shares of Gemini duly endorsed to Haines, all books and records of Gemini, and certificates of officers of Salient confirming the matters contemplated in subsection
(iii) above.

	(e)	On the Gemini Closing Date, Haines shall deliver the
November Debenture to the Escrow Agent, to be held in escrow until the date which is ninety-five (95) days after the Gemini Closing Date. If, as of such date, (x) Salient had not filed for bankruptcy and/or was not subject to a bankruptcy filing made by any other party (other than Haines), unless such filing was subsequently dismissed and (y) no claim is made by any party calling into question the validity of the Gemini Transaction, then the Escrow Agent shall release the November Debenture to Salient. If, however, as of such date, either or both of the foregoing conditions has not been met, Haines shall have the right to demand, by written notice to the Escrow Agent with a copy to Salient, that the Escrow release of the November Debenture to Haines in exchange for the Gemini Stock, and the Escrow Agent shall comply with such request.

	(f)	The Gemini Closing Date will be the first business day after
Salient notifies Haines and the Escrow Agent in writing that all of the conditions referred to above have been satisfied.

	(g)	Salient agrees that, if by the Gemini Closing Date, Salient
does not obtain the consent of the Specified Claimant by the Gemini Closing

Date or of any other party claiming to be a creditor of Salient (each, an "Other Claimant") and making a claim which could invalidate, in whole or in part, the transfer contemplated by the Gemini Transaction from Salient to Haines or result in any liability to Haines, Salient shall, and hereby does, indemnify and hold harmless each of Haines, its employees, officers, directors, agents, and shareholders, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees and disbursements) and expenses suffered in respect of any claim whatsoever made by the Specified Claimant or by any Other Claimant against such indemnified party which could invalidate the transfer contemplated by the Gemini Transaction from Salient to Haines or result in any liability to Haines.

	3.	Amendments to March Debenture and Security Agreement

	(a)	In consideration of the agreements of Salient set forth
below in this Section, and subject to the other provisions of this Section, Haines hereby agrees, as of the date hereof,

(i)	Effective on the date which is ninety-five (95) days after the date of this Agreement and provided that Salient's representations in Section 4 of this Agreement are true as of such date, Haines waives any and all rights it may have under the March Debenture to convert the March Debenture into Common Stock;

(ii)	Haines agrees that, effective on the date which is ninety-five (95)
days after the date of this Agreement and provided that Salient's representations in Section 4 of this Agreement are true as of such date, Salient's obligations to pay amounts due under the March Debenture will not be recourse to Salient, but will be payable only out of the Futronix Interests; and

(iii)	Haines agrees that it will suspend its right to demand payment under the March Debenture and the other Obligations  until the earlier of (1)
June 30, 2002, (2) the resolution of the Futronix Suit, whether by settlement, decision or abandonment, (3) receipt of the Trident Consideration, (4) any default by Salient under any of the Transaction Agreements arising on or after the date hereof, or (5) any default or breach of representations and warranties by Salient hereunder; however, payment of the March Debenture and all other Obligations shall be due on such date, with time being of the essence.

	(b)	Salient confirms the security interest granted to Haines
under the Pledge Agreement. To the extent not already included in the security interest contemplated by the Pledge Agreement, Salient hereby agrees that the Pledge Agreement shall be amended as follows:

(i)	each of the terms "Obligations," "Transaction Agreements,"
"Futronix Interests" and "Escrow Agent", as used in the Pledge Agreement, shall have the meaning ascribed to it in this Amendment Agreement;

(ii)	the Pledge Agreement is amended as provided in Exhibit A hereto.

(c)	In consideration of Haines's agreements set forth above in
this Section, Salient agrees as follows:

(i)	Salient will diligently prosecute the Futronix Suit at Salient's sole cost and expense;

(ii)	If the proceeds of the Futronix Suit actually realized by Salient exceed the then accrued amount of the Obligations, then, after applying such proceeds to the payment of such accrued amount, Salient will pay Haines an amount equal to fifty percent (50%) of such excess;

(iii)	If the proceeds of the Futronix Suit actually realized by Salient do not equal the then accrued amount of the Obligations, Haines will be entitled to retain the Haines Shares;

(iv)	For purposes of the foregoing provisions of this Section, the proceeds of the Futronix Suit actually realized by Salient will be determined when the Futronix Suit is resolved, whether by settlement, decision or abandonment, but in no event later than the earlier of 18 months from the signing of this Agreement or one year from the consummation of the Shell Transaction;

(v)	Haines shall have piggy back right registration rights with respect to the Haines Shares;

(vi)	Salient (or its successor) shall be obligated to take all steps required or necessary to enable Haines to sell the Haines Shares under SEC Rule 144 up to the maximum number of shares contemplated by such rule.

	4.	Salient Representations

	Salient hereby represents to Haines that, as of the date of this Agreement, on the Gemini Closing Date and on the date which is ninety-five days after the date hereof:

(i)	Salient is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

(ii)	This Agreement and each of the other Transaction Agreements to which Salient is signatory, and the transactions contemplated thereby, have been duly and validly authorized by all necessary corporate action of
Salient.   This Agreement has been duly executed and delivered by Salient and this Agreement is, and each of the other Transaction Agreements, when executed and delivered by Salient Company, will be, a valid and binding agreement of Salient enforceable in accordance with its respective terms.

(iii)	The execution and delivery of this Agreement and each of the other
Transaction Agreements by Salient, and the consummation by Salient of the other transactions contemplated by this Agreement and the other Transaction Agreements do not and will not conflict with or result in a breach by Salient of any of the terms or provisions of, or constitute a default under the certificate of incorporation or by-laws of Salient, each as currently in effect.

	(iv)	All consents of all necessary parties to enable the
transactions contemplated herein to be effectuated in full shall have been obtained (or with respect to the Gemini Transaction, obtained prior to the Gemini Closing Date).

(v)	Salient has not filed for bankruptcy protection under any federal or other applicable statute or regulation and confirms that it has no current intention of making any such filing.

(iv)	No involuntary bankruptcy proceeding has been instituted against
Salient, unless such proceeding has been discharged within sixty (60) days after it was instituted.

	5.	Releases

	(a)	(i)	Salient hereby releases and forever discharges
Haines, its employees, officers, directors, agents, and shareholders, and their respective affiliates, from and with respect to any and all claims, demands or causes of action whatsoever, in law or in equity, arising or relating to actions taken or omitted at any time from the beginning of the world through and including the date hereof, whether known or unknown and whether asserted or not.

		(ii)	By his signature in the space provided below, Paul
Sloan hereby releases and forever discharges Haines, its employees, officers, directors, agents, and shareholders, and their respective affiliates, from and with respect to any and all claims, demands or causes of action whatsoever, in law or in equity, arising or relating to actions taken or omitted at any time from the beginning of the world through and including the date hereof, whether known or unknown and whether asserted or not.

	(b)	Haines hereby releases and forever discharges Salient, its
employees, officers, directors, agents, and shareholders, and their respective affiliates, from and with respect to any and all claims, demands or causes of action whatsoever, in law or in equity, arising or relating to actions taken or omitted at any time from the beginning of the world through and including the date hereof, whether known or unknown and whether asserted or not; provided, however, that the foregoing release shall not apply with respect to any claims relating to any obligations of Salient that are referred to in or contemplated by the Transaction Agreements (as and to the extent the same may be modified by the terms of this Agreement) or this Agreement.

	6.	Notices

	All notices and other communications, including payment, contemplated by this Agreement from either Party to the other shall be in writing and shall be deemed received when actually received if personally delivered, when transmission is confirmed if sent by telecopy, upon expiration of the first business day after being dispatched if sent by Federal Express or other reputable overnight courier service or upon expiration of the third business day after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the other Party as follows:

	TO SALIENT:

	If by mail or by		Salient's address at the head of
                                        this Agreement
        personal delivery,
	carrier or private courier:	Telephone: (   )    -

	If by telecopy:			Facsimile Telephone: (   )    -
	In each case, with a copy to:







	TO HAINES:

	If by mail or by		Haines's address at the head of this
                                        Agreement
	personal delivery, 		Attn:
	carrier or private courier:	Telephone: (   )    -

	If by telecopy:			Attn:
					Facsimile Tel: (   )    -

	In each case, with a copy to:	Krieger & Prager LLP
					39 Broadway
					Suite 1440
					New York, NY 10006
					Attn: Ronald Nussbaum, Esq.
					Telephone No.: (212) 363-2900
                                        Telecopier No. (212) 363-2999

Any Party hereto may change its notice address by notice similarly given.

	7.	Arbitration

	(a)	Salient and Haines each desires to resolve any and all
disputes which may ever arise between them solely through binding arbitration in order to avoid any possibility of their having to incur the expense, loss of time, vagaries and uncertainties of litigation.

	(b)	Except as otherwise expressly provided in this Agreement,
any controversy, dispute and/or claim ("Claim") which Haines may have against Salient or which Salient may have against Haines and/or any of its officers, directors, shareholders, employees, representatives, agents, successors, assigns, licensors, licensees and other affiliated persons, firms, corporations, associations, partnerships, joint ventures and/or entities in their capacity as such or otherwise, including, without limitation, any Claim arising out of, concerning or relating to this Agreement; the meaning, application and/or interpretation of this Agreement; the formation of this Agreement; any breach or claimed breach of this Agreement, shall be settled solely by arbitration in accordance with the Arbitration Rules (the "Rules") of New York. In the event of any conflict between the Rules and the provisions of this Agreement, this Agreement shall control for any and all purposes.

	(c) 	Each Party to any arbitration will pay the cost, including
the attorneys fees, of presenting its case, and Salient and Haines shall each pay one-half (1/2) of the fees of the arbitrator(s), the costs of any record or transcript of the arbitration proceedings, any and all administrative fees, and all other fees and costs of the arbitration.

	(d) 	Judgment upon the award rendered by the arbitrator(s) may
be entered in any court having jurisdiction thereof.

	(e) 	Any arbitration proceeding shall be held in New York unless
Haines and Salient specifically agree in writing to another location for such proceeding.

	8.	Miscellaneous

	(i)	This Agreement shall be governed by and interpreted in
accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

	(ii)	Failure of any party to exercise any right or remedy under
this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

	(iii)	Except as provided herein, this Agreement shall inure to the benefit of and shall be the legally binding obligation of the Parties hereto and their respective successors or assigns.

	(iv)	All pronouns and any variations thereof refer to the
masculine, feminine or neuter, singular or plural, as the context may require.

	(v)	A facsimile transmission of this signed Agreement shall be
legal and binding on all Parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. This Agreement shall become effective when each of the Parties hereto shall have executed and delivered a copy hereof to the other Party.

	(vi)	The headings of this Agreement are for convenience of
reference and shall not form part of, or affect the interpretation of, this Agreement.

	(vii)	The language of this Agreement shall, in any and all cases,
for any and all purposes, and in any and all circumstances be construed as a whole, according to its fair meaning, not strictly for or against Salient or Haines, and with no regard whatsoever to the identity or status of any person or persons who drafted all or any part of this Agreement.

	(viii)	The Parties acknowledge and accept their duties to deal
with each other in good faith in applying the provisions of this Agreement.

	 (ix)	If any provision of this Agreement shall be invalid or
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

	(viii)	This Agreement may be amended only by an instrument in
writing signed by the party to be charged with enforcement thereof.

	(ix)	Except to the extent contemplated hereby, this Agreement
supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

	(x)	Salient's representations and warranties herein shall
survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and shall inure to the benefit of Haines and its successors and assigns.


[BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

		IN WITNESS WHEREOF, this Agreement has been duly executed by each of the parties, in each case by one of its duly authorized signatories, as of the date first above written.


                                           SALIENT CYBERTECH, INC.
                                           By:/s/Paul Sloan
                                          (Signature of Authorized Person)
                                           Paul Sloan, President
                                           Printed Name and Title

                                           HAINES AVENUE, LLC

                                           By:/s/ David Sims
                                          (Signature of Authorized Person)
                                           Director, Navigator, Inc.
                                           Printed Name and Title



Provisions of Section 5(a)(ii)
acknowledged and agreed to

/s/Paul Sloan
Paul Sloan

PAGE INTENTIONALLY LEFT BLANK.

                        SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)     February 12, 2002


                     BrandAid Marketing Corporation
             (Exact name of Registrant as specified in charter)


Delaware                        0-28772                     35-1990559
(State or other jurisdiction  (Commission                (I.R.S. Employer
of incorporation)             File Number)              Identification No.)


1715 Stickney Point Rd, Suite A-12
Sarasota, Florida                                                34231
(Address of principal executive offices)                       (Zip Code)


                             (941) 925-8312
                        (Registrant's telephone number,
                          including area code)


                         Salient Cybertech, Inc.
         1999 Lincoln Drive, Suite 202, Sarasota, Florida  34236
  (Former Name and Address of Registrant if Changed Since Last Report)

ITEM 5.            OTHER EVENTS

The Company's subsidiaries, Gemini Learning Systems, Inc. and Futronix, Inc., were sold as reported in previous Reports on Form 8-K, subject to Shareholder Ratification. In the case of the Gemini transaction, over 50% of the holders of common shares have committed to vote for ratification of the sale, as reported on Schedule 14-a, filed with the Securities and Exchange Commission on February 12, 2002.

ITEM 7             FINANCIAL STATEMENTS AND EXHIBITS

A.    Financial Statements

(c)   Financial Statements of the Businesses Disposed of.

      (c)1   Proforma Statements of BrandAid Marketing Corporation
             Reflecting the Sale of Futronix, Inc.       PAGE 3

      (c)2 Proforma Statements of BrandAid Marketing Corporation Reflecting the Sale of Futronix, Inc. and Gemini Learning
             Systems, Inc.                               PAGE 9

      (c)3 Financial Statements of BrandAid Marketing Corporation Reflecting the Sale of Futronix, Inc. and Gemini Learning Systems, Inc. for the Period Ended September 30, 2001 are the Financial Statements Filed in the Report on Form 10-QSB on November 15, 2001, and are incorporated herein by Reference.

      (c)4 Financial Statements of BrandAid Marketing Corporation Reflecting the Sale of Futronix, Inc. (prior to the purchase of Futronix) for the Period Ended December 31, 1999 are in the Financial Statements Filed in the Report on Form 10-KSB on March 30, 1999, and are incorporated herein by Reference.


SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:       February 12, 2002

                                                BrandAid Marketing Corporation


                                                 By: /s/Paul Sloan
                                                 ----------------------
                                                 Paul Sloan,
                                                 Chairman and Secretary

                               Exhibit (c)1
         Proforma Statements of BrandAid Marketing Corporation
                 Reflecting the Sale of Futronix, Inc.

                     BRANDAID MARKETING CORPORATION
                            FORMERLY KNOWN AS
                          SALIENT CYBERTECH, INC.




                              CONTENTS


                                                           PAGE

FINANCIAL STATEMENTS

PRO-FORMA CONSOLIDATED BALANCE SHEETS                       2

PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME                 4

NOTES TO PRO-FORMA FINANCIAL STATEMENTS                     6

                     BRANDAID MARKETING CORPORATION
                            FORMERLY KNOWN AS
                         SALIENT CYBERTECH, INC.

                PRO-FORMA CONSOLIDATED BALANCE SHEETS

                           MARCH 31, 2001



                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Accounts receivable,
net allowance of $12,736    $     37,440                           37,440
Other receivables-current        800,000                          800,000
Prepaid expenses                  19,681                           19,681

TOTAL CURRENT ASSETS             857,121                          857,121

Real estate and equipment-
net                               54,951                           54,951
Other receivables-long-term    3,900,000                        3,900,000
Goodwill, net                    156,146                          156,146

                              $4,968,218      $                $4,968,218

LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Bank overdraft             $      17,865      $             $      17,865
Current maturities of
long-term debt                    10,080                           10,080
Accounts payable                 201,317                          201,317
Accrued expenses                 486,773                          486,773
Accrued interest                 184,241                          184,241
Notes payable-related party      325,544                          325,544

TOTAL CURRENT LIABILITIES      1,225,820                        1,225,820

LONG-TERM DEBT, less
current maturities             1,600,015                        1,600,015

TOTAL LIABILITIES              2,825,835                        2,825,835

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par
value $.001; issued
and outstanding, 9,751,000.        9,751                            9,751
Preferred Stock-authorized
20 shares; par value $.00,
issued and outstanding,
20 at December 31, 2000.
Each share convertible into
1.5 million shares of Common
Stock
Additional paid-in capital     5,819,427                        5,819,427
Other accumulated (loss)
income                           (33,846)                         (33,846)
Accumulated deficit           (3,652,949)                      (3,652,949)

TOTAL STOCKHOLDERS' EQUITY     2,142,383                        2,142,383

                             $ 4,968,218     $                $ 4,968,218

See accompanying notes.
                                     2

                     BRANDAID MARKETING CORPORATION
                            FORMERLY KNOWN AS
                         SALIENT CYBERTECH, INC.

                 PRO-FORMA CONSOLIDATED BALANCE SHEET

                         DECEMBER 31, 2000


                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Cash                         $   588,291     $   (144,976)(1) $   443,315
Restricted cash                   93,537          (93,537)(1)
Accounts receivable, net         184,657         (156,650)(1)      28,007
Inventory                      1,001,255       (1,001,255)(1)
Prepaid expenses                  38,284                           38,284

TOTAL CURRENT ASSETS           1,906,024       (1,396,418)        509,606

Real estate and equipment-net  4,511,787       (4,414,591)(1)      97,196

Goodwill, net                    188,538          188,538
Loan costs, net                   36,435          (36,435)(1)
Other assets                       3,107                            3,107

                              $6,645,891      $(5,847,444)    $   798,447


LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Current maturities of
long-term debt              $    359,326     $   (329,926)(1)$     29,400
Accounts payable               1,252,128       (1,096,886)(1)     155,242
Accrued expenses                 543,625          (51,174)(1)     492,451
Accrued interest                 162,664          (11,312)(1)     151,352
Notes payable-related party      469,284         (124,310)(1)     344,974

TOTAL CURRENT LIABILITIES      2,787,027       (1,613,608)      1,173,419

LONG-TERM DEBT, less
current maturities             2,334,460       (1,334,460)(1)   1,000,000

TOTAL LIABILITIES              5,121,487       (2,948,068)      2,173,419

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par value
$.001; issued
and outstanding, 7,424,904 at
December 31, 2000.                 7,425                           7,425
Additional paid-in capital     5,279,360                       5,279,360
Accumulated other
comprehensive income               6,990                           6,990
Accumulated deficit           (3,769,371)     (2,891,951)     (6,668,747)

TOTAL STOCKHOLDERS' EQUITY     1,524,404      (2,891,951)     (1,374,972)

                             $ 6,645,891     $(5,840,019)   $    798,447

See accompanying notes.
                                       3

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

              PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

               FOR THE THREE MONTHS ENDED MARCH 31, 2001



                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                        $ 1,634,219     $(1,608,514)(2)$      25,705
COST OF SALES                (1,667,368)       1,663,130 (2)        4,238

GROSS PROFIT                    (33,149)          54,616           21,467
EXPENSES
General and administrative    1,275,850         (277,057)(2)      998,793
        Interest                 64,885          (29,295)(2)       35,590

                              1,340,735         (306,352)       1,034,383

OPERATING LOSS               (1,373,884)         360,968       (1,012,916)

OTHER INCOME
Gain on sale of subsidiary    1,661,591       (1,661,591)(2)
Other expenses                 (139,285)                         (139,285)

                              1,522,306       (1,661,591)        (139,285)

INCOME BEFORE INCOME TAXES      148,422       (1,300,623)       (1,152,20)

INCOME TAXES                     32,000                -                -

NET INCOME (LOSS) FROM
CONTINUING OPERATONS       $    116,422      $(1,300,623)     $(1,152,201)

NET INCOME (LOSS) PER SHARE $     0.014                        $    (0.13)




See accompanying notes.
                                         4

                     BRANDAID MARKETING CORPORATION
                          FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

            PRO-FORMA CONSOLIDATED STATEMENTS OF INCOME

                FOR THE YEAR ENDED DECEMBER 31, 2000




                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                        $ 2,563,228     $(2,533,292(3) $      29,936
COST OF SALES                 (2,412,819)      2,412,819(3)

GROSS PROFIT                     150,409        (120,473           29,936

EXPENSES
Selling                          139,308        (139,308)(3)
General and administrative     3,755,889        (889,745)(3)    2,866,144
Interest                         174,840        (112,091)(3)       62,749

                               4,070,037      (1,141,144)       2,928,893

OPERATING LOSS                (3,919,628)      1,020,671       (2,898,957)

OTHER EXPENSE                     (9,537)                          (9,537)

LOSS BEFORE INCOME TAXES      (3,929,215)      1,020,671       (2,908,494)

INCOME TAXES                           -               -                -

NET LOSS FROM
CONTINUING OPERATIONS        $(3,929,215)    $ 1,020,671      $(2,908,494)

NET LOSS PER SHARE            $    (0.84)                      $    (0.62)



See accompanying notes.
                                      5

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

        NOTES TO THE PRO-FORMA BALANCE SHEETS AND INCOME STATEMENTS



NOTE A - TRANSACTION

Salient Cybertech, Inc. ("the Company"), sold Futronix, Inc. ("Futronix") to an outside purchaser on March 31, 2001. These financial statements show the deletion of Futronix along with the pro-forma adjustments necessary to arrive at the remainder of the business.

NOTE B - ADJUSTMENTS

(1) Reflects the balance sheet accounts of Futronix as of December 31, 2000.
(2) Reflects income from Futronix for the three months ended March 31, 2001.
(3) Reflects income from Futronix for the period June 1, 2000 through December 31, 2000.
(4) No consideration was recorded from the sale of Futronix, as proceeds have not been received as of the date of these financial statements.

                            Exhibit (c)2
           Proforma Statements of BrandAid Marketing Corporation
         Reflecting the Sale of Futronix, Inc. and Gemini Learning
                             Systems, Inc.

                     BRANDAID MARKETING CORPORATION
                          FORMERLY KNOWN AS
                       SALIENT CYBERTECH, INC.




                              CONTENTS


                                                           PAGE

FINANCIAL STATEMENTS

PRO-FORMA BALANCE SHEETS                                    2

PRO-FORMA STATEMENTS OF INCOME                              4

NOTES TO FINANCIAL STATEMENTS                               6

                        SALIENT CYBERTECH, INC.

                        PRO-FORMA BALANCE SHEET

                           DECEMBER 31, 2000


                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Cash                         $   588,291     $   (192,911)(1) $   395,380
Restricted cash                   93,537          (93,537)(1)
Accounts receivable, net         184,657         (184,657)(1)
Inventory                      1,001,255       (1,001,255)(1)
Prepaid expenses                  38,284                           38,284

TOTAL CURRENT ASSETS           1,906,024       (1,472,360)        433,664

Equipment-net                  4,511,787       (4,510,319)(1)       1,468

Goodwill, net                    188,538         (188,538)(1)
Loan costs, net                   36,435          (36,435)(1)
Other assets                       3,107             (806)(1)       2,301

                              $6,645,891      $(6,208,458)    $   437,433

LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Current maturities of
long-term debt              $    359,326     $   (329,926)(1)$     29,400
Accounts payable               1,252,128       (1,134,948)(1)     117,180
Accrued expenses                 543,625         (117,586)(1)     426,039
Accrued interest                 162,664          (11,312)(1)     151,352
Notes payable-related party      469,284         (130,323)(1)     238,961

TOTAL CURRENT LIABILITIES      2,787,027       (1,824,095)        962,932

LONG-TERM DEBT, less
current maturities             2,334,460       (2,334,460)(1)

TOTAL LIABILITIES              5,121,487       (4,158,555)        962,932

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par value
$.001; issued
and outstanding, 7,424,904 at
December 31, 2000.                 7,425                           7,425
Preferred stock-authorized
20 shares: par value $.00,
issued and outstanding, 20
at December 31, 2000. Each
share convertible into
1.5 million shares of
common stock.
Additional paid-in capital     5,279,360                       5,279,360
Accumulated other
comprehensive income               6,990           6,990(1)
Accumulated deficit           (3,769,371)     (2,042,913)     (5,812,284)

TOTAL STOCKHOLDERS' EQUITY     1,524,404      (2,049,903)       (525,499)

                             $ 6,645,891     $(6,208,458)   $    437,433

See accompanying notes
                                     2

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

                        PRO-FORMA BALANCE SHEET

                           DECEMBER 31, 1999


                                              Divestiture
                              Historical      Adjustments     As adjusted

ASSETS

Cash                         $     3,650     $                $    3,650
Accounts receivable, net           8,873           (8,873)(2)
Inventory                         19,566          (19,566)(2)
Prepaid expenses                 747,433           (2,200)(2)     745,233

TOTAL CURRENT ASSETS             779,522          (30,639)        748,883

Equipment-net                     26,909          (25,465)(2)       1,444

Goodwill, net                    486,769                          486,769
Other assets                     163,416          (63,416)(2)     100,000

                              $1,456,616      $  (119,520)   $  1,337,096

LIABILITIES AND
STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable             $   103,360     $    (56,695)(2)   $  46,665
Accrued expenses                 232,574                          232,574
Accrued interest                  91,257                           91,257
Notes payable-related party      317,784          (59,565)(2)     258,219

TOTAL CURRENT LIABILITIES        744,975         (116,260)        628,715

LONG-TERM DEBT, less
current maturities               153,822          (64,787)(2)      89,035

TOTAL LIABILITIES                898,797         (181,047)        717,750

STOCKHOLDERS' EQUITY
Common Stock-authorized
80,000,000 shares; par value
$.001; issued
and outstanding, 3,164,000 at
December 31, 1999.                 3,164                           3,164
Additional paid-in capital       390,806                         390,806
Accumulated other
comprehensive income               4,005                           4,005
Accumulated deficit              159,844          61,527         221,371

TOTAL STOCKHOLDERS' EQUITY       557,819          61,527         619,346

                             $ 1,456,616     $  (119,520)    $ 1,337,096

See accompanying notes
                                       3

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

                     PRO-FORMA STATEMENTS OF INCOME

                     YEAR ENDED DECEMBER 31, 2000




                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                       $ 2,563,228      $(2,563,228)(3)$
COST OF SALES                (2,412,819)       2,412,819 (3)

GROSS PROFIT                    150,409         (150,409)

EXPENSES
Selling                         139,308         (139,308)(3)
General and administrative    3,775,455       (2,203,272)(3)    1,572,183
Interest                        174,840         (114,728)(3)       60,112

                              4,089,603       (2,457,308)      (1,632,295)

OPERATING LOSS               (3,939,194)      (2,306,899)      (1,632,295)

OTHER INCOME                      9,979           (9,979)(3)

LOSS BEFORE INCOME TAXES     (3,929,215)       2,296,920       (1,632,295)

INCOME TAXES                          -                -                -

NET LOSS FROM
CONTINUING OPERATONS       $ (3,929,215)     $(2,296,920)     $(1,632,295)

NET LOSS PER SHARE        $        0.84                        $    (0.35)


See accompanying notes and accountants report.

                     BRANDAID MARKETING CORPORATION
                           FORMERLY KNOWN AS
                        SALIENT CYBERTECH, INC.

                     PRO-FORMA STATEMENTS OF INCOME

                  FOR THE YEAR ENDED DECEMBER 31, 1999




                                              Divestiture
                              Historical      Adjustments     As adjusted


SALES                        $     9,567     $    (9,567)(4)
COST OF SALES

GROSS PROFIT                       9,567          (9,567)

EXPENSES
General and administrative       244,033         (59,698)(4)      184,335
Interest                           7,708                            7,708

                                 251,741         (59,698)         192,043

LOSS BEFORE INCOME TAXES        (242,174)         50,131         (192,043)

INCOME TAXES                           -               -                -

NET LOSS FROM
CONTINUING OPERATIONS          $(242,174)    $    50,131     $   (192,043)

NET LOSS PER SHARE             $    (0.16)                   $      (0.13)



See accompanying notes.
                                      5

NOTE A - TRANSACTION

Salient Cybertech, Inc. ("the Company"), has agreed to transfer its Gemini Learning Systems, Inc. ("Gemini") stock to a bondholder in exchange for the cancellation of a debenture in the amount of $1,000,000. The Company sold Futronix Inc. ("Futronix") to an outside purchaser on March 31, 2001. These financial statements show the deletion of Gemini and Futronix along with the pro forma adjustments necessary to arrive at the remainder of the business.

NOTE B - ADJUSTMENTS

(1) Reflects the balance sheet accounts of Gemini and Futronix as of December 31, 2000.
(2) Reflects the balance sheet accounts of Gemini as of December 31, 1999.
(3) Reflects income from Gemini for the year ending December 31, 2000 and income from Futronix for the period June 1, 2000 through December 31, 2000.
(4) Reflects income from Gemini for the period October 1, 1999 through December 31, 1999.
(5) There were no overhead or administrative costs allocated to the subsidiaries.
(6) No consideration was recorded from the sale of Futronix, as proceeds have not been received as of the date of these financial statements.

Page Intentionally Left Blank.